                            GNA's ChoiceTen Annuity
                                          SM

                       [LOGO OF CHOICE TEN APPEARS HERE]


                            GREAT NORTHERN INSURED
                              ANNUITY CORPORATION
                        TWO UNION SQUARE, P.O. BOX 490
                        SEATTLE, WASHINGTON 98111-0490
                                (206) 625-1755

                           GROUP MODIFIED GUARANTEED
                               ANNUITY CONTRACT

                        WITH GUARANTEED INTEREST RATES
                     FOR PERIODS OF FROM ONE TO TEN YEARS

  The Group Contract described in this Prospectus is designed to provide annuity payments in connection with retirement plans that do not qualify for special federal income tax treatment under the Internal Revenue Code or certain plans that qualify for special income tax treatment, such as Individual Retirement Accounts or Annuities or Tax-Sheltered Annuities.

  The Contract may be issued to a broker-dealer or other financial institution for a group consisting of clients of the broker-dealer or financial institution. The Contract may also be issued to any other organized group acceptable to us, including a trust established for account holders of a broker-dealer or other financial institution.

  The Contract permits Participants under the Contract to make one or more single premium payments to be accumulated at a guaranteed rate or rates of interest depending upon the Guarantee Period or Periods selected by the Participant. A certificate of participation will be issued for each single premium. Guarantee Periods range from one to ten years. At the end of any Guarantee Period the accumulated value is reinvested for one or more new Guarantee Periods at the current interest rates then offered by us.

  A WITHDRAWAL MADE PRIOR TO THE END OF A GUARANTEE PERIOD WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT, WHICH COULD HAVE THE EFFECT OF EITHER INCREASING OR DECREASING THE PARTICIPANT'S VALUES, AND MAY BE SUBJECT TO A WITHDRAWAL CHARGE. (SEE "MARKET VALUE ADJUSTMENT" AND "WITHDRAWAL CHARGE" UNDER "DESCRIPTION OF THE CONTRACT.")

  THESE SECURITIES ARE NOT DEPOSITS WITH, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR ANY AFFILIATE THEREOF, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT ANGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCU-RACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is November 22, 1995.

                               TABLE OF CONTENTS

Table of Contents..........................................................   2
Definitions................................................................   3
Summary of the Contract....................................................   4
Great Northern Insured Annuity Corporation.................................   6
Description of the Contract................................................   6
  General..................................................................   6
  Premiums.................................................................   6
  Selecting the Guarantee Period...........................................   6
  Sub-Account and Annuity Values...........................................   7
  Sub-Account Transfers....................................................   7
  Fixing Guaranteed Interest Rates.........................................   7
  Withdrawals..............................................................   8
  Market Value Adjustment..................................................   8
  Withdrawal Charge........................................................   9
  First Withdrawal During Certificate Year.................................  10
  Payment on Death.........................................................  11
  Annuity Provisions.......................................................  11
  Other Provisions.........................................................  13
Investments Supporting the Contracts.......................................  14
Distribution of the Contracts..............................................  15
Federal Income Taxes.......................................................  15
More Information About GNA.................................................  19
  History and Business.....................................................  19
  Selected Financial Data..................................................  21
  Management's Discussion and Analysis of Financial Condition and Results
   of Operations...........................................................  22
  Reserves.................................................................
  Investments..............................................................  25
  Competition..............................................................  26
  Government Regulation....................................................  26
  New Accounting Standards.................................................  27
Executive Officers and Directors...........................................  28
  Executive Compensation...................................................  29
Legal Proceedings..........................................................  30
Legal Matters..............................................................  30
Experts....................................................................  30
Change in Accountants......................................................  30
Registration Statement.....................................................  31
Appendix...................................................................  31
Description of Pro Forma Financial Statements.............................. F-1

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THAT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY CONTRACTS OR INTERESTS THEREIN OFFERED BY THIS PROSPECTUS IN ANY JURISDICTION TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH JURISDICTION.

  Each participant will be furnished at least once each year prior to his or her Annuity Date a statement showing his or her Annuity Value, Sub-Account Values and current interest rates. The statement will not include financial statements.

                                  DEFINITIONS

  Annuity Value--The sum of all Sub-Account Values.

  Annuitant--The person whose age determines the Annuity Date and upon whose continuation of life annuity payments may depend. The Participant is the Annuitant unless another person is named.

  Annuity Date--The date on which annuity payments are to start.

  Annuity--A series of predetermined periodic payments.

  Beneficiary--The person to whom payment is to be made on the death of the Participant (or other appropriate individual).

  Certificate--An individual certificate of participation issued by GNA to each Participant as evidence of his or her rights and benefits under the Contract.

  Certificate Anniversary--Each anniversary of the Effective Date.

  Certificate Year--The year starting on the Certificate date or a Certificate Anniversary and ending on the day just prior to the next Certificate Anniversary.

  Contract--The group contract offered by this Prospectus.

  Effective Date--The date on which a premium is credited by GNA as set forth on the Certificate.

  Guarantee Period--The period of years for which a rate of interest is guaranteed to be credited to a Sub-Account.

  Net Annuity Value--The sum of all Net Sub-Account Values.

  Net Sub-Account Value--The Sub-Account Value after adjustment for any current market value adjustment and withdrawal charge.

  Nonqualified Certificate--A Certificate issued in connection with a Nonqualified Plan.

  Nonqualified Plan--A retirement plan not eligible for favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

  Participant--The individual participating under the Contract to whom a Certificate has been issued.

  Qualified Certificate--A Certificate issued in connection with a retirement plan that receives favorable tax treatment under Section 403(b) or 408 of the Internal Revenue Code.

  Qualified Plan--A retirement plan that receives favorable tax treatment under Section 401, 403, 408 or 457 of the Internal Revenue Code.

  Sub-Account--An account maintained for a Participant corresponding to a specified interest rate and Guarantee Period selected by the Participant.

  Sub-Account Value--An amount equal to that part of a single premium allocated by a Participant to a Sub-Account, or any reinvestment in a Sub-Account, less any applicable premium tax previously deducted, plus credited interest, and minus any prior withdrawals.

                            SUMMARY OF THE CONTRACT

  "You" refers to the Participant, who is entitled (unless otherwise provided) to exercise all rights summarized in a certificate of participation ("Certificate") issued under the Contract. "We," "us," "GNA" or the "Company" refers to Great Northern Insured Annuity Corporation.

THE CONTRACT

  This Prospectus describes the Group Modified Guaranteed Annuity Contract ("Contract") issued by GNA. The Contract may be purchased by any employer, entity or other organized group acceptable to us. The Contract is a group allocated contract, which means that specific accounts are maintained for each Participant. A Certificate is issued to each Participant summarizing his or her rights and benefits under the Contract.

  The Contract may be issued pursuant to nonqualified retirement plans or plans qualifying for special tax treatment, such as Individual Retirement Annuities or Accounts or Tax-Sheltered Annuities. Certificates may be issued to trustees of trusts established for other Qualified Plans.

THE SUB-ACCOUNTS

  One or more Sub-Accounts are maintained for each Participant. A Sub-Account is established for each specified interest rate and Guarantee Period. A Guarantee Period is the period of years for which a rate of interest is guaranteed. Currently, you may select Guarantee Periods from one to ten years. We may, at our discretion, offer additional Guarantee Periods.

  At the end of a Guarantee Period, your Sub-Account Value for that Guarantee Period will be transferred to one or more Sub-Accounts that you specify, except that you may not select (i) a Sub-Account with a Guarantee Period that would end after the Annuity Date and (ii) if you are, or a non-spouse Joint Participant (or, if you are not a living person, any Annuitant) is, age 87 or older, a Sub-Account with a Guarantee Period longer than 3 years. If we receive no notice from you, the Sub-Account Value will be automatically transferred to a Sub-Account with a one-year Guarantee Period, unless you have previously elected either (i) to have the Sub-Account Value automatically transferred to a Sub-Account with the longest Guarantee Period in which you have Sub-Account Values currently invested or (ii) to have the Sub-Account Value automatically transferred to a Sub-Account with the same Guarantee Period as the Sub-Account from which the transfer is made, provided that in either case the Guarantee Period ends before your Annuity Date.

PREMIUMS

  One Certificate will be issued for each single premium payment you make under the Contract. The minimum single premium is $5,000. The minimum allocation to a Sub-Account is $2,000.

CHARGES

  We make no deductions from your single premium except for premium taxes (where applicable). The only charge we make is a withdrawal charge in the event you withdraw all or a portion of the Annuity Value during the first seven Certificate Years. After the first Certificate Year, that part of the first withdrawal you make during any Certificate Year that does not exceed the interest credited during the previous Certificate Year to the Sub-Accounts from which the withdrawal is to be made may be withdrawn free of any withdrawal charge or market value adjustment (described below) unless you elect otherwise. Where applicable, the withdrawal charge is a percent of the amount subject to the withdrawal charge, which percent is dependent upon the Certificate Year during which the withdrawal takes place. For withdrawals made during the first Certificate Year, the applicable percent is 7%. Each year thereafter the withdrawal charge reduces one percent, so that after the seventh Certificate Year no withdrawal charge applies.

  Premium taxes, if any, will be deducted at the Annuity Date unless applicable state law requires that they be paid upon issuance of a Certificate. (In those states, we may postpone deduction of the premium taxes until withdrawal, surrender, death or annuitization.)

MARKET VALUE ADJUSTMENT

  A market value adjustment is applied to any withdrawal made from a Sub-Account prior to the end of its Guarantee Period. It will also be applied at the Annuity Date with respect to any Sub-Account having a Guarantee Period not ending on the Annuity Date unless (i) the combined market value adjustments of all affected Sub-Accounts would reduce your Annuity Value and (ii) annuity payments will be made for at least ten years or a life annuity option has been chosen. The adjustment may be positive or negative.

  BECAUSE OF THE MARKET VALUE ADJUSTMENT PROVISION OF THE CONTRACT, YOU BEAR THE INVESTMENT RISK THAT THE GUARANTEED INTEREST RATES WE OFFER AT THE TIME YOU MAKE A WITHDRAWAL OR START RECEIVING ANNUITY PAYMENTS MAY BE HIGHER THAN THE GUARANTEED INTEREST RATE OF THE SUB-ACCOUNT TO WHICH THE MARKET VALUE ADJUSTMENT IS APPLIED WITH THE RESULT THAT THE AMOUNT YOU RECEIVE MAY BE SUBSTANTIALLY REDUCED.

ANNUITY PAYMENTS

  Annuity payments will start on the Annuity Date. You may select the Annuity Date. If you do not select the Annuity Date, it will be the first day of the calendar month immediately following the later of (i) the certificate anniversary immediately after the Annuitant's 85th birthday or (ii) ten years after the effective date of the Certificate. You may also select an annuity payment option. If you do not, the annuity option will be a life annuity with a 10-year guarantee. You may change your selections at any time at least thirty (30) days prior to the Annuity Date.

  On the Annuity Date your Net Annuity Value (without assessment of a withdrawal charge) is applied at our annuity rates to determine the amount of each annuity payment. In determining the Net Annuity Value, a market value adjustment may be applied. If your Net Annuity Value at the Annuity Date is less than $2,500, we may pay your Net Annuity Value in a lump sum in lieu of annuity payments. For tax consequences of a lump sum payment, see "Federal Tax Considerations" on page 16. If any annuity payment would be less than $100, we may change the frequency of payments to intervals that will result in payments of at least $100.

PAYMENT ON DEATH

  If the Participant or non-spouse Joint Participant dies prior to the Annuity Date, we will pay to the beneficiary the greater of the Annuity Value or the Net Annuity Value on the date of payment. In determining the Net Annuity Value, no withdrawal charge will be deducted.

  On the death of the Annuitant after the Annuity Date, any guaranteed amounts remaining unpaid will be paid to the beneficiary pursuant to the same method of distribution in force at the date of death.

WITHDRAWALS

  You may withdraw all or a portion of your Net Annuity Value prior to the earlier of the Annuity Date or the death of any person whose death causes the payment of a death benefit. For partial withdrawals, the Sub-Account Value of each remaining Sub-Account, after adjustment for the withdrawal, must be at least $1,000, and the remaining Annuity Value must be at least $2,500. Withdrawals from Tax-Sheltered Annuities are restricted. (See "Qualified Plans" on page 18.) Withdrawals may be subject to a 10% penalty tax under the Internal Revenue Code. (See "Federal Tax Considerations" on page 16.)

FREE LOOK RIGHT

  You may cancel your Certificate within the time period set forth thereon following your receipt of the Certificate by returning or mailing it to us or our agent along with a written cancellation request. We will refund your premium from our home office within ten (10) days of our receipt of the Certificate, and your rights under the Contract will be void from the beginning. We reserve the right to reject an application from any person who, in connection with a prior application, previously exercised his or her free look right.

                  GREAT NORTHERN INSURED ANNUITY CORPORATION

  We are a stock life insurance company organized under the laws of the State of Washington in 1980. We are a wholly owned subsidiary of GE Capital Assurance Company ("GE Capital Assurance"), a wholly owned subsidiary of GNA Corporation which in turn is a wholly owned subsidiary of General Electric Capital Corporation ("GE Capital"). Detailed information concerning us is set forth below under the caption "More Information About GNA."

  All communications concerning the Contracts and Certificates should be addressed to our home office at the address shown on the front cover of this Prospectus.

                          DESCRIPTION OF THE CONTRACT

 General

  The Contract is a group allocated contract pursuant to which specific accounts are maintained for each Participant. The Contract may be issued to a broker-dealer or other financial institution for a group consisting of clients of the broker-dealer or financial institution. The Contract may also be issued to any other organized group acceptable to us, including a trust established for account holders of a broker-dealer or other financial institution. The Contract may be issued in connection with either Nonqualified Plans or certain Qualified Plans. Qualified Plans are limited to Individual Retirement Annuities or Accounts and Tax-Sheltered Annuities, although interests under Nonqualified Contracts may be sold to trustees of trusts established for other Qualified Plans. At the present time, GNA will issue a Tax Sheltered Annuity only when the funds are directly transferred from an existing Tax Sheltered Annuity.

  An eligible member of a group to which a Contract has been issued may become a Participant by completing an application and forwarding payment of a single premium to us. The application is subject to our acceptance. The rights and benefits of a Participant under a Contract are summarized in a Certificate issued to the Participant. Provisions of the Contract are controlling. All such rights and benefits may be exercised without the consent of the Contract holder. However, provisions of any plan in connection with which the Contract has been issued may restrict a person's eligibility to participate under the Contract, the minimum or maximum amount of the single premium, and the Participant's ability to exercise the rights and/or receive the benefits provided under the Contract. We reserve the right to terminate a Contract as to eligible members of the group not accepted as Participants at the time of termination.

 Premiums

  One Certificate will be issued for each single premium you pay under the Contract. The effective date of your coverage will be the date we receive the premium, except that any premium we receive after 2:00 p.m. or on weekends may be credited on the following business day. The single premium must be at least $5,000. Your premium will be allocated to one or more Sub-Accounts in accordance with your selection. The minimum allocation to a Sub-Account is $2,000. We will confirm our receipt of your payment and the Sub-Accounts established for your payment.

 Selecting the Guarantee Period(s)

  You may select the Guarantee Periods for your single premium or portion thereof. We currently offer Guarantee Periods ranging from one to ten years. We may, at our own discretion, offer additional Guarantee

Periods. Generally, the longer the Guarantee Period, the higher the interest rate will be, but this will not always be the case. We will establish a Sub-Account corresponding to each specified interest rate and Guarantee Period. Once you have made a selection, it cannot be changed. You cannot transfer amounts from one Sub-Account to another prior to the end of the Guarantee Period. You may, however, withdraw the value of a Sub-Account subject to the restrictions described below and a market value adjustment and a withdrawal charge. Withdrawals may be subject to a 10% penalty tax under the Internal Revenue Code.

 Sub-Account and Annuity Values

  Your Annuity Value is the sum of all of your Sub-Account Values. Each Sub-Account Value is equal to the amount you allocated to the Sub-Account (either as part of your single premium or as part of the reinvestment of a Sub-Account Value at the end of its Guarantee Period), less any applicable premium tax previously deducted, plus interest credited at the guaranteed rate, and minus any prior withdrawals. Premium taxes imposed by states and local jurisdictions currently range from 0% to 3.5% depending on the tax treatment of the Contract.

  We quote a guaranteed interest rate for each Sub-Account. The guaranteed interest rate will be credited to the Sub-Account daily beginning the date we issue the Certificate. Interest will be credited on a daily basis, using a 365-day year. (No interest will be credited for February 29.)

 Sub-Account Transfers

  You may select one or more new Guarantee Periods for the transfer of a Sub-Account Value at the end of a Guarantee Period. You may not select a Guarantee Period that would end after the Annuity Date. In addition, once you are, or a non-spouse Joint Participant (or, if you are not a living person, any Annuitant) is, age 87 or older, you may not select a Guarantee Period longer than three (3) years. We will notify you of your right to make the selection at least thirty (30) days prior to the end of the Guarantee Period. Interest rates for transfers are guaranteed to be the same as the initial guaranteed interest rates offered for new Certificates, but there is no guaranteed minimum interest rate. Prior to the end of the current Guarantee Period, you must advise us of the new Sub-Accounts to which the Sub-Account Value is to be transferred. The minimum transfer to any one Sub-Account is the lesser of $2,000 or the total Sub-Account Value at the time of transfer. If timely instructions are not received, we will transfer the Sub-Account Value to a Sub-Account with a one-year Guarantee Period, unless you have elected the Maximum Selected Guarantee Period Option or the Current Guarantee Period Option.

  If the Maximum Selected Guarantee Period Option has been elected, we will transfer the Sub-Account Value, absent instructions from you, to a Sub-Account with the longest Guarantee Period in which you have Sub-Account Values currently invested, provided the Guarantee Period ends before your Annuity Date. The Maximum Selected Guarantee Period Option may be elected at any time prior to the end of a Guarantee Period.

  If the Current Guarantee Period Option has been elected, we will reinvest the Sub-Account Value, absent instructions from you, for the same Guarantee Period in which that Sub-Account is currently invested, provided the Guarantee Period ends before your Annuity Date. The Current Guarantee Period Option may be elected at any time prior to the end of a Guarantee Period.

 Fixing Guaranteed Interest Rates

  Our determination of the guaranteed interest rates for the different Guarantee Periods will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the premiums we receive under the Contracts. See "Investments Supporting the Contracts" on page 14. We will also consider other factors in determining the guaranteed rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We may from time to time, at our sole discretion, declare bonus interest rates for one or more Guarantee Periods. Any such bonus rate may have a duration less than the Guarantee Period and will not be considered when determining any market value adjustment. OUR MANAGEMENT WILL MAKE THE FINAL DETERMINATION OF THE GUARANTEED RATES WE DECLARE. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED RATES.

 Withdrawals

  You may withdraw all or a portion of your Net Annuity Value upon notice to us received prior to the earlier of the Annuity Date or the death of any person whose death causes the payment of a death benefit. The Net Annuity Value is the sum of all Net Sub-Account Values, and a Net Sub-Account Value is the Sub-Account Value after adjustment for any current market value adjustment and withdrawal charge. Such values may reflect a deduction for any applicable premium tax that may be payable. For a full withdrawal, we may require surrender of your Certificate. Under Tax-Sheltered Annuities, withdrawals attributable to contributions made pursuant to a salary reduction agreement may be made only after you reach age 59 1/2 or in other limited circumstances. See "Qualified Plans" under "Federal Income Taxes" on page 18.

  For partial withdrawals, the Net Sub-Account Value remaining after the withdrawal must be at least $1,000, and the remaining Annuity Value must be at least $2,500. Otherwise, the partial withdrawal will not be permitted. You must specify the Sub-Accounts from which the withdrawal is to be made. Any market value adjustment will be made to, and any withdrawal charge will be deducted from, the amount withdrawn from each Sub-Account.

 Market Value Adjustment

  Whenever you make a withdrawal from a Sub-Account, other than one made at the end of its Guarantee Period, a market value adjustment will be made based on the amount withdrawn (excluding any free withdrawal amount as described below).

  A market value adjustment will also be made at the Annuity Date with respect to any Sub-Account having a Guarantee Period not ending on the Annuity Date unless the (i) the combined market value adjustments of all affected Sub-Accounts would reduce your Annuity Value and (ii) annuity payments will be made for at least ten years or a life annuity option has been chosen. Thus, if at the Annuity Date a market value adjustment, when applied to all Sub-Accounts, would increase your Annuity Value, it will be made with the result that the amount of the annuity payments payable to you will be increased. If the market value adjustment would reduce your Annuity Value, it will be made only if you elect an annuity option providing for payments of less than ten years and not involving a life contingency. Moreover, no negative market value adjustment is made in the event of a death which triggers payment of a death benefit.

  BECAUSE OF THE MARKET VALUE ADJUSTMENT PROVISION OF THE CONTRACT, YOU BEAR THE INVESTMENT RISK THAT THE GUARANTEED INTEREST RATES WE OFFER AT THE TIME YOU MAKE A WITHDRAWAL OR START RECEIVING ANNUITY PAYMENTS MAY BE HIGHER THAN THE GUARANTEED INTEREST RATE OF THE SUB-ACCOUNT TO WHICH THE MARKET VALUE ADJUSTMENT IS APPLIED WITH THE RESULT THAT THE AMOUNT YOU RECEIVE MAY BE SUBSTANTIALLY REDUCED.

  The market value adjustment we make will depend on the remaining time in the Guarantee Period of the Sub-Account from which the withdrawal is made or to which the adjustment is being applied and on the change in the guaranteed interest rates offered by us that has occurred since establishment of the Sub-Account. The market value adjustment may be either positive or negative, depending on the relationship of (1) the current guaranteed interest rate for a period equal to the time remaining in the Sub-Account, which rate is interpolated (on a straight line basis) from the rates currently offered by us for Sub-Accounts with Guarantee Periods closest to such period, to (2) the guaranteed interest rate for the Sub-Account. If the current guaranteed interest rate of (1) above is lower than the guaranteed rate of (2), there will be a positive market value adjustment; if (1) is higher than (2), there will be a negative market value adjustment. If the adjustment is positive, the additional amount added to your withdrawal will be provided by us. If negative, the amount deducted from your withdrawal will be retained by us for our own benefit.

  The amount of the market value adjustment is based on the relationship of the guaranteed interest rates currently offered by us to the guaranteed interest rate credited to the affected Sub-Account. If the remaining period of time in the Guarantee Period is a whole number of years, we use the guaranteed interest rate currently offered by us for a Guarantee Period equal to the number of remaining years. If the remaining period of time in the Guarantee Period is not a whole number of years, we derive an interest rate from the guaranteed interest rates currently offered for the Guarantee Periods nearest the remaining period of time. This derivation is by straight-line interpolation, except where the remaining period of time is less than one year in which case we use the current guaranteed rate for a Guarantee Period of one year. If, for example, the remaining period is 5.20 years, the interpolated guaranteed interest rate we will use is equal to the sum of four-fifths of the five year rate and one-fifth of the six year rate. If the five year rate were 5.25% and the six year rate were 5.50%, the interpolated rate would be 5.30%, 5.25% times .80 plus 5.50% times .20.

  The amount of the market value adjustment is determined from the following formula:

                 A X [(  1 + B   ) n/365 - 1]
                         -----
                         1 + C

where "A" is the total amount withdrawn from the Sub-Account (excluding any free withdrawal amount), "B" is the guaranteed interest rate (expressed as a decimal) for the Sub-Account, "C" is the guaranteed interest rate that we are now offering for a Sub-Account with a Guarantee Period of a duration of years equal to "n"/365 or that is interpolated for "n"/365 based on the guaranteed interest rates we are now offering for Sub-Accounts nearest "n"/365, and "n" is the remaining number of days in the Guarantee Period of the Sub-Account from which the withdrawal is made or to which the adjustment is applied.

  For example, assume that a full withdrawal of the Sub-Account Value of $10,000 is made from a Sub-Account with 1,898 days (5.20 years) remaining in an initial Guarantee Period of ten years and a guaranteed interest rate of 5%. Assume also that the guaranteed interest rates currently offered for Guarantee Periods of 5 and 6 years are 5.25% and 5.50%, respectively. Finally, assume that no free withdrawal amount is available. "C" is equal to 5.30%, the sum of 5.25% times .80 and 5.50% times .20. The market value adjustment, if applicable, is:

                 $10,000 X [(  1.050   ) 5.20 - 1] = $-147.26
                               -----
                               1.053

Since this figure is a negative number, it is subtracted from the amount withdrawn, resulting in a net payment (assuming no withdrawal charge) of $9,852.74 ($10,000--$147.26). If "C" had been 4.70%, instead of 5.30%, the market value adjustment would have been +$149.90, which would have been added to the amount withdrawn, resulting in a net payment of $10,149.90.

  The greater the difference in interest rates, the greater the effect of the market value adjustment. If in the above example "C" had been 6%, 7% and 8%, the market value adjustment would have been -$480.94, -$934.56 and -$1,362.64, respectively. The market value adjustment is also affected by the remaining period in the Guarantee Period of the Sub-Account from which the withdrawal is made, which is "n" in the formula. Thus, if in the first example above
(C = 5.30%) "n"/365 were 3.5 or 1.5, the market value adjustment would be - $99.36 or -$42.70, respectively. Tables showing the impact of the market value adjustment and withdrawal charge on hypothetical full withdrawals are set forth in the Appendix.

 Withdrawal Charge

  Except for certain free withdrawals described below, there is a withdrawal charge if you make a withdrawal of all or any part of the Net Annuity Value at any time during the first seven Certificate Years. The withdrawal charge is equal to a percentage of the total amount withdrawn (excluding any free withdrawal amount), depending upon the Certificate Year during which the withdrawal takes place. For withdrawals made during the first Certificate Year, the applicable percent is 7%. Each year thereafter the withdrawal charge reduces one percent, so that after the seventh Certificate Year no withdrawal charge applies. The withdrawal charge will be deducted from the total amount withdrawn from each Sub-Account from which the withdrawal is made, excluding any free withdrawal amount. Withdrawal charges do not apply to annuity payments or any payment of the death benefit (See "Payment on Death" below), nor to the "First Withdrawal" described in the following section ("First Withdrawal during Certificate Year").

  The withdrawal charge is computed without regard to the application of any market value adjustment to the amount withdrawn, so that in the event of a negative market value adjustment, the charge will be determined on the basis of the full amount withdrawn, including the amount payable to us as a result of the market value adjustment. Conversely, in the event of a positive market value adjustment, the charge will not be assessed against the increased amount we pay to the Participant because of the market value adjustment.

  The application of the withdrawal charge may be illustrated by the following example. (It may be less if a free withdrawal pursuant to the First Withdrawal feature is available.) Assume a Participant wishes to make a partial withdrawal that will result in a net payment to him or her of $6,000, such withdrawal to be made from two Sub-Accounts, one with a Guarantee Period of ten years, the other with a Guarantee Period of seven years, and each having a Sub-Account Value of $5,000. Assume further that the Participant directs that the partial withdrawal be taken from the Sub-Account having the ten-year Guarantee Period to the maximum extent possible and the remainder taken from the Sub-Account having the seven year Guarantee Period. Assume also that the market value adjustment applied to the ten-year Guarantee Period operates to reduce its value by 20% and that the adjustment applied to the seven-year Guarantee Period operates to reduce its value by 15%. Finally, assume that the withdrawal is made in the third Certificate Year, so that the applicable percentage charge is 5% of the amount withdrawn. The net amount available to the Participant from the Sub-Account with the ten-year Guarantee Period is $3,750, because of a negative market value adjustment of $1,000 (20% of $5,000) and a withdrawal charge of $250 (5% of $5,000). The remaining portion of the amount requested, $2,250, is taken from the Sub-Account with the seven-year Guarantee Period, the amount withdrawn being the amount necessary to generate a net payment of $2,250 after application of the market value adjustment and the withdrawal charge. This amount--$2,812.50--is reduced by a negative market value adjustment of $421.88 (15% of $2,812.50) and a withdrawal charge of $140.62 (5% of $2,812.50) to provide the net payment of $2,250.

  From time to time we may agree in writing to reduce the amount of the withdrawal charge, the period during which it applies, or both, when Certificates are sold to individuals, entities or groups of individuals in a manner that reduces our sales expenses. We would consider such factors as (a) the size and type of group, (b) the amount of the single premium, and/or (c) other transactions where sales expenses are reduced.

 First Withdrawal During Certificate Year

  After the first Certificate Year, a portion of your first withdrawal in each Certificate Year might not be subject to a withdrawal charge or a market value adjustment. The amount of that first withdrawal taken from a Sub-Account will be free of a withdrawal charge or market value adjustment to the extent it does not exceed the interest credited to that Sub-Account during the preceding Certificate Year or the interest credited during such year to a Sub-Account which matured and whose value was reinvested in that Sub-Account. (If only a part of the value of the maturing Sub-Account is reinvested in the Sub-Account from which the withdrawal was made, the interest credited during the Certificate Year to the maturing Sub-Account for purposes of this provision will be deemed to be that portion of the interest credited equal to the portion of the value of the maturing Sub-Account reinvested in the Sub-Account.) The portion of the withdrawal from the Sub-Account in excess of this interest amount will be subject to a withdrawal charge and a market value adjustment. If it would be in your interest to waive this feature (e.g., if a positive market value adjustment would exceed the withdrawal charges), you may elect to have withdrawal charges and a market value adjustment apply to the entire withdrawal. After the seventh Certificate Year, when no withdrawal charge applies, this free withdrawal provision will continue to be available so that you may avoid in part the impact of a negative market value adjustment.

 Payment on Death

  If the Participant or a non-spouse Joint Participant dies prior to the Annuity Date, we will pay to the beneficiary the greater of the Annuity Value or the Net Annuity Value on the date of payment. In determining the Net Annuity Value, no withdrawal charge will be deducted. Between the date of death and the date of payment, we will continue to credit interest at the guaranteed rates. If a Guarantee Period ends between the date of death and the date of payment, that Sub-Account Value will be transferred to a Sub-Account with a one year Guarantee Period. If the Participant is not a person, the death benefit described above will be paid to the beneficiary if the Annuitant (or the first to die if Joint Annuitants) dies prior to the Annuity Date. No death benefit is payable on the death of a spouse Joint Participant.

  Payment will be made in a lump sum unless an annuity option is chosen. An Annuity Payment Option election must be chosen within 60 days of the date of death. For tax consequences of a lump sum payment, see "Federal Tax Considerations" on page 16. The beneficiary must receive the death benefit within five years of the date of death. If an annuity option is chosen, annuity payments must begin within one year of the date of death, or such later date as the law may allow, and the option must limit payments to a period not exceeding the beneficiary's lifetime or life expectancy. If the beneficiary is the surviving spouse of the deceased Participant, or of the deceased Annuitant if the Participant is not a person, such beneficiary may choose to continue the Certificate in force, in which event no death benefit will be paid. A spouse Joint Participant and the surviving spouse where the Annuitant and Joint Annuitant are spouses and the Participant is not a person are automatically deemed to be the beneficiary regardless of any beneficiary designation.

  If we have not received the beneficiary's election, we will pay the death benefit in a single sum six (6) months after the date we receive due proof of death. Prior to his or her death, a Participant may make elections regarding payment options for the beneficiary which will be binding upon the beneficiary.

  If the Annuitant dies after the Annuity Date, any guaranteed amounts remaining unpaid will be paid to the beneficiary under the same method of distribution in force at the date of death. If no beneficiary survives the Annuitant, payment will be made to the Participant. For additional provisions affecting payment of the death benefit, see "Beneficiary" under "Other Provisions" on page 13.

 Annuity Provisions

  General. Annuity payments will commence on the Annuity Date and will be paid to the Annuitant unless the Participant asks that the payment be made to another payee and we agree. The Participant is the Annuitant unless another person designated as Annuitant is living. A Participant who is not a person must name a living person as Annuitant.

  The amount of monthly annuity payments will be determined by applying the Net Annuity Value (without assessment of a withdrawal charge) at the Annuity Date to the annuity option chosen using our current annuity rates. Those rates are guaranteed to be no less favorable than the minimum guaranteed annuity rates shown in the annuity tables contained in the Contract. The minimum guaranteed rates assume an interest rate of 3% per year.

  Any applicable premium taxes, if not previously paid, will be paid at the Annuity Date. Premium taxes imposed by states and local jurisdictions currently range from 0% to 3.5% depending on the tax treatment of the Contract.

  IN DETERMINING THE NET ANNUITY VALUE, A MARKET VALUE ADJUSTMENT WILL BE APPLIED TO ANY SUB-ACCOUNT IF THE ANNUITY DATE IS PRIOR TO THE END OF THE GUARANTEE PERIOD FOR THAT SUB-ACCOUNT UNLESS (1) THE COMBINED EFFECT OF THE MARKET VALUE ADJUSTMENTS APPLIED TO ALL AFFECTED SUB-ACCOUNTS WOULD REDUCE THE ANNUITY VALUE AND (2) ANNUITY PAYMENTS UNDER THE OPTION SELECTED WILL BE MADE FOR AT LEAST TEN YEARS OR A LIFE ANNUITY OPTION HAS BEEN CHOSEN.

  Annuity Date and Annuity Options. You may select the Annuity Date and an annuity option. If you do not do so, the Annuity Date will be the first day of the calendar month immediately following the later of (i) the certificate anniversary immediately after the Annuitant's 85th birthday or (ii) ten years after the effective date of the Certificate, and the annuity option will be a life annuity with a 10-year guarantee. (For Qualified Certificates, the Annuity Date generally may not be later than April 1 of the year after the year in which the Annuitant attains age 70 1/2.)

  Change of Annuity Date or Annuity Option. You may change the Annuity Date or the annuity option on written notice received at our home office at least 30 days prior to the current Annuity Date.

  Annuity Options. You may select any one of the following annuity options or any other option satisfactory to you and us. For Qualified Certificates, certain restrictions may apply.

    PAYMENTS FOR A FIXED PERIOD: Payments will be made for the period chosen. The period must be at least 10 years.

    *LIFE ANNUITY: Payments will be made during the life of the Annuitant. Payments will cease with the last payment due prior to the Annuitant's death.

    LIFE ANNUITY WITH PAYMENTS FOR A CERTAIN PERIOD: Payments will be made for the guaranteed period chosen (5, 10, 15 or 20 years) and as long thereafter as the Annuitant lives.

    LIFE ANNUITY WITH GUARANTEED RETURN OF NET ANNUITY VALUE: Payments will be made until the sum of the annuity payments equals the Net Annuity Value applied under this option and as long thereafter as the Annuitant lives.

    *JOINT AND SURVIVOR LIFE ANNUITY: Payments will be made during the lifetimes of the Annuitant and a designated second person. Payments will continue as long as either is living.

  *THESE OPTIONS ARE LIFE ANNUITIES UNDER WHICH IT IS POSSIBLE FOR YOU TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT (OR THE ANNUITANT AND A DESIGNATED SECOND PERSON) DIES AFTER THE FIRST PAYMENT, OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE ANNUITANT (OR THE ANNUITANT AND A DESIGNATED SECOND PERSON) DIES AFTER THE SECOND PAYMENT, AND SO ON.

  Minimum Annuity Payments. Annuity payments will be made monthly unless you choose less frequent payments. But if any payment would be less than $100 we may change the frequency so payments are at least $100 each. If the Net Annuity Value to be applied at the Annuity Date is less than $2,500, we may elect to pay that amount in a lump sum. For tax consequences of a lump sum payment, see "Federal Tax Considerations" on page 16.

  Annuity Tables. Our annuity rates will be no less favorable than those shown in the annuity tables contained in the Contract. Those tables show the minimum guaranteed amount of each monthly payment for each $1,000 according to the age and sex of the Annuitant at the Annuity Date. The tables are based on the 1983 Table "a" for Individual Annuity Valuation (published by the Society of Actuaries) with interest at 3%, except for Certificates issued in certain states or in connection with certain employer-sponsored plans where sex-based tables may not be used. In those circumstances the 1983 Table for females will be used for all Annuitants.

  Proof of Age, Sex and Survival. We may require satisfactory proof of the age, sex or survival of any person on whose continued life any payment under this Contract depends.

  Misstatement of Age or Sex. If the age or sex of an Annuitant or Joint Annuitant is misstated, annuity payments will be adjusted to reflect the correct age and sex. We will deduct any overpayments we have made as the result of the misstatement from the next payments due, and we will charge interest on the overpayment at the rate of 6% per year. We will pay in full with the next payment due any underpayment resulting from the misstatement together with interest on the underpayment at the rate of 6% per year.

 Other Provisions

  Ownership. The Participant is entitled to exercise all rights reflected in a Certificate unless otherwise provided or as may be restricted by the provisions of any plan in connection with which the Contract or Certificate has been issued. A Participant may name a Joint Participant, who need not be an eligible member of the group to which the Contract has been issued. Participants and spouse Joint Participants may exercise rights on behalf of the other, except for changes of Participant or Joint Participant. Participants and non-spouse Participants must exercise rights jointly. A Participant may change the Participant by notice to the Company. Such change will take effect as of the date the notice was signed, except that we will not be liable for any payments made or actions taken prior to our receipt of the notice. Special restrictions apply to Qualified Certificates, and joint ownership of a Certificate is not permitted.

  Beneficiary. The beneficiary is the person or persons named in the Certificate application to whom payment is to be made upon the death of the Participant (or other appropriate individual) or Annuitant. A spouse Joint Participant and the surviving spouse where the Annuitant and Joint Annuitant are spouses and the Participant is not a person are automatically deemed to be the beneficiary regardless of any beneficiary designation. Unless a beneficiary has been irrevocably designated, the beneficiary may be changed while the Participant is alive. A beneficiary may be named irrevocably, in which case a change in beneficiary can be made only with the beneficiary's consent.

  The estate or heirs of a beneficiary who dies prior to the death which causes the payment of a death benefit have no rights to any portion of the death benefit. If no beneficiary survives a sole Participant, payment will be made to the Participant's estate. If no beneficiary survives the Participant or non-spouse Joint Participant, payment will be made to the surviving Participant or Joint Participant. If any beneficiary dies within 15 days after the death which causes the payment of the death benefit and before we make payment, payment will be made as if that beneficiary had died before the death which causes the payment of the death benefit. If the Participant and non-spouse Joint Participant die within 15 days of each other and there are no surviving beneficiaries, payment will be made in equal shares to the estates of the Participant and Joint Participant.

  You may designate both primary beneficiaries and contingent beneficiaries. If there is more than one primary beneficiary entitled to a death benefit, payment will be made to them in equal shares unless otherwise designated. A contingent beneficiary is entitled to payment only if there are no surviving primary beneficiaries. If there is more than one contingent beneficiary entitled to a death benefit, payment will be made to them in equal shares unless otherwise designated. If a surviving spouse Joint Participant, as primary beneficiary, dies prior to receiving the entire death benefit, payment will be made to any then surviving contingent beneficiary instead of to the spouse Joint Participant's estate, unless the spouse Joint Participant has designated otherwise.

  Certain restrictions in the application of the foregoing provisions may apply in the case of Qualified Certificates.

  Assignment. Upon notice to us you may make a collateral assignment of your rights under the Contract by transferring your Certificate to a creditor as security for a debt. If the Contract is issued pursuant to a Qualified Plan, your rights under the Contract may not be assigned, pledged or transferred, unless permitted by law. A collateral assignment does not change ownership of the Certificate. The rights of a collateral assignee have priority over the rights of a beneficiary. There may be significant tax consequences associated with an assignment, and you should consult a competent tax advisor before making any assignment.

  Notices and Elections. All notices, changes and choices you make under the Contract must be in writing, dated, signed by the proper party, received at our home office and acceptable to us in our sole discretion to be effective. When recorded by us, notices, changes and choices relating to beneficiaries will take effect as of the date signed unless we have already acted in reliance on the prior status.

  Amendment of Contract and Certificates. At any time we may amend the Contract and the Certificates as required to conform to any applicable law, regulation or ruling issued by a government agency.

  Deferral of Payments. All sums payable by us are payable at our home office. We may require return of a Certificate prior to making payment. We may defer payments of partial or full withdrawals for up to 6 months.

  Free Look Right. You may cancel your Certificate within the time period set forth on your Certificate following your receipt of the Certificate by returning or mailing it to us or our agent along with a written cancellation request. We will refund your premium from our home office within ten (10) days of our receipt of the Certificate, and your rights under the Contract will be void from the beginning. We reserve the right to reject an application from any person who, in connection with a prior application, previously exercised his or her free look right.

  Statement. We will furnish to you at least once each year prior to the Annuity Date a statement showing your Annuity Value, Sub-Account Values and current interest rates. The statement will not include our financial statements.

                     INVESTMENTS SUPPORTING THE CONTRACTS

  Our general account assets must be invested in accordance with applicable state laws. These laws govern the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, preferred stocks, real estate mortgages, real estate and certain other investments. All of our general account assets are available to meet our obligations under the Contracts.

  Premiums received under the Contracts will be allocated to, and accounted for in, a "nonunitized" separate account established by us under the laws of Washington. A nonunitized separate account is a separate account in which the contract owner or participant does not participate in the performance of the assets through unit values or otherwise. Any favorable performance on the assets held in the separate account accrues solely to our benefit. We reserve the right to transfer all assets allocated to the separate account to our general account and to hold thereafter all assets supporting the Contract reserves and other Contract liabilities in our general account. Regardless of whether such assets are held in a separate account or our general account, all benefits available to Participants under the Contracts are guaranteed by us, and all of our assets, except those assets we allocate to certain other separate accounts we use for other contracts, support those guarantees.

  We intend to invest assets supporting the Contract reserves and other Contract liabilities, whether held in a separate account or our general account, in securities that, in the aggregate, have characteristics, especially cash flow patterns, reasonably related to the characteristics of the liabilities under the Contract. We will primarily invest in investment-grade fixed income securities including:

    Securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government.

    Public and/or private placement corporate debt securities that have an investment grade rating at the time of purchase, within the four highest grades assigned by Moody's Investors Services, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

    Mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association or the Government National Mortgage Association, or that have an investment grade at time of purchase within the four highest ratings as described in the above paragraph.

    Commercial paper, cash or cash equivalents, and other short-term investments having a maturity of less than one year that are considered by our management to have investment quality comparable to securities having the ratings stated above.

  In addition, interest rate swaps, futures, options, rate caps and other hedging instruments may be used solely for non-speculative hedging purposes. Anticipated use of these financial instruments shall be limited to protecting the value of the portfolio sales or purchases, but use of such instruments may enhance yield.

  ALTHOUGH THE FOREGOING GENERALLY DESCRIBES OUR INVESTMENT STRATEGY FOR THE ASSETS SUPPORTING OUR OBLIGATIONS UNDER THE CONTRACTS, WE ARE NOT OBLIGATED TO INVEST THOSE ASSETS ACCORDING TO ANY PARTICULAR STRATEGY EXCEPT AS MAY BE REQUIRED BY STATE INSURANCE LAWS NOR WILL THE GUARANTEED INTEREST RATES WE ESTABLISH BE DETERMINED BY THE PERFORMANCE OF THE NONUNITIZED SEPARATE ACCOUNT.

                         DISTRIBUTION OF THE CONTRACTS

  We have entered into an agreement with GNA Distributors, Inc. pursuant to which GNA Distributors, Inc. will act as the principal underwriter of the Contracts and use its best efforts to promote the sale of the Contracts and Certificates thereunder. GNA Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). GNA Distributors, Inc. will arrange for distribution of the Contracts and Certificates, primarily by other broker-dealers registered under the 1934 Act and members of the NASD, including GNA Securities, Inc. Sales of the Contracts and Certificates will be made by registered representatives of such broker-dealers (or individuals not otherwise required to be registered) who are also licensed insurance agents, either individually or through various licensed insurance agencies. We or GNA Distributors, Inc. will pay a commission up to a maximum of six percent (6%) of each premium payment. In some instances a portion of the commission may be based on reinvested premium and/or Annuity Value on a certain date. GNA Distributors, Inc. and GNA Securities, Inc. are wholly owned subsidiaries of our indirect parent, GNA Corporation.

                             FEDERAL INCOME TAXES

 Introduction

  The Contracts are designed for use in connection with retirement plans that do not qualify for special federal income tax treatment under the Internal Revenue Code or plans that qualify for special income tax treatment as Individual Retirement Accounts or Annuities or Tax-Sheltered Annuities. The ultimate effect of federal income taxes on Annuity Value, on annuity payments and on the economic benefit to the Participant, Annuitant or beneficiary depends on our tax status, on the type of retirement plan for which the Contract or Certificate is purchased and on the tax and employment status of the individual concerned. The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. This discussion is based on our understanding of current federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continuation of those laws or of the current interpretations by the Internal Revenue Service. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR CERTIFICATE OR ANY TRANSACTION INVOLVING THE CONTRACTS OR CERTIFICATES.

 Our Tax Status

  We are taxed as a life insurance company under the Internal Revenue Code. We own all assets supporting our obligations under the Contracts, and any income earned on those assets is considered our income.

 Tax Status of the Certificate

  We believe that the Certificate will be treated as an annuity contract and that we will be treated as owning the assets supporting the Certificate for federal income tax purposes. However, we reserve the right to modify the Contract and Certificate as necessary to prevent the Contract holder or Participant from being considered the owner of the assets supporting the Certificate for federal tax purposes.

  Furthermore, in order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Internal Revenue Code requires any Nonqualified Certificate to provide that (a) if any Participant dies on or after the annuity commencement date but prior to the time the entire interest in the Certificate has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Participant's death; and (b) if any Participant dies prior to the annuity commencement date the entire interest in the Certificate will be distributed within five years after the date of the Participant's death. These requirements will be considered satisfied as to any portion of the Participant's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of the beneficiary, provided that such distributions begin within one year of that Participant's death. The Participant's "designated beneficiary" (referred to herein as the "Participant's beneficiary") is the person designated by such Participant as a beneficiary and to whom ownership of the Certificate passes by reason of death and must be a natural person. However, if the Participant's "designated beneficiary" is the surviving spouse of the Participant, the Certificate may be continued with the surviving spouse as the new Participant.

  The Nonqualified Contracts and Certificates contain provisions which are intended to comply with the requirements of section 72(s) of the Internal Revenue Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Internal Revenue Code section 72(s) when clarified by regulation or otherwise.

  Other rules may apply to Contracts and Certificates issued in connection with Qualified Plans.

                   THE FOLLOWING DISCUSSION ASSUMES THAT THE
              CERTIFICATES WILL QUALIFY AS ANNUITY CONTRACTS FOR
                          FEDERAL INCOME TAX PURPOSES

 Federal Tax Considerations

  In General. Section 72 of the Internal Revenue Code governs taxation of annuities in general. We believe that a Participant who is a natural person generally is not taxed on increases in the value of a Certificate until distribution occurs by withdrawing all or part of the Annuity Value (e.g., partial withdrawals and surrenders) or as annuity payments under the annuity option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Annuity Value (and in the case of a Qualified Certificate, any portion of an interest in the Qualified Plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  A participant in any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract's account value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and a prospective participant that is not a natural person may wish to discuss these with a competent tax adviser.

  The following discussion generally applies to Certificates whose Participants are natural persons.

  Withdrawals. In the case of a partial withdrawal or surrender under a Qualified Certificate under section 72(e) of the Internal Revenue Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the Participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of any individual under a Certificate which was not excluded from the individual's gross income. For Qualified Certificates, a Participant's "investment in the contract" can be zero. Special tax rules may be available for certain distributions under Qualified Certificates.

  With respect to Nonqualified Certificates, partial withdrawals are generally treated as taxable income to the extent that the Annuity Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Although there is no definitive guidance on this subject, it appears that the Annuity Value immediately before a partial withdrawal must be increased by any positive market value adjustments that result from such a withdrawal.

  In the case of a full withdrawal under a Nonqualified Certificate, under section 72(e) amounts received are generally treated as taxable income to the extent the net amount received exceeds the "investment in the contract" at that time.

  Annuity Payments. Although tax consequences may vary depending on the annuity option elected under the Certificate, under Internal Revenue Code section 72(b), generally gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amounts as the investments in the contract bears to the expected return at the annuity date. In this respect (prior to recovery of the investment in the contract), there is generally no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each income payment is taxable. In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

  Penalty Tax on Certain Withdrawals. In the case of a distribution under a Nonqualified Certificate, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Participant attains age 59 1/2; (2) made as a result of death or disability of the Participant; or (3) received in substantially equal periodic payments over the life or life expectancy of the Participant (or joint life or life expectancy of the Participant and a designated beneficiary). In certain circumstances, other exceptions may apply. Other tax penalties may apply to certain distributions under a Qualified Certificate.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from a Certificate because of the death of a Participant or an Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the Certificate, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

  Transfers, Assignments, or Exchanges of a Certificate. A transfer of ownership of a Certificate; the designation of an Annuitant, Payee, or other beneficiary who is not also the Participant; the selection of certain Annuity Dates; or the exchange of a Certificate may result in certain tax consequences to Participants that are not discussed herein. A Participant contemplating any such transfer, assignment, or exchange of a Certificate should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Multiple Contracts. All nonqualified annuity contracts entered into after October 21, 1988 that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amounts includable in gross income under section 72(e) of the Internal Revenue Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and a separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

  Withholding. Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status.

Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. As of January 1, 1993, we are generally required to withhold on distributions under certain qualified Contracts or Certificates.

  Possible Tax Legislation. A recent budget proposal included a provision modifying the taxation of certain nonqualified annuities. This proposal would have adversely affected annuities that do not have "substantial life contingencies" by taxing income as it is credited to the annuity. The proposal would have applied to annuities purchased on or after the date of enactment. Although Congress is not now actively considering this or any other proposal regarding annuities, there is no way of knowing if legislation reflecting this proposal (or any other proposal affecting the taxation of annuities) will be enacted at some future time, or the extent to which any change would be retroactive in effect (i.e., effective prior to the date of enactment).

  Other Tax Consequences. As noted above, the foregoing discussion of the federal income tax consequences under the Certificate is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law and the law, or its interpretation by the Internal Revenue Service, may change. Federal estate and state and local income, estate, inheritance, and other tax consequences of ownership or receipt of distribution under a Contract or Certificate depend on the individual circumstances of each Participant or recipient of the distribution. A competent tax adviser should be consulted for further information.

 Qualified Plans

  The Contract or Certificate may be issued in connection with plans qualifying for special tax treatment as Individual Retirement Annuities or Accounts or Tax-Sheltered Annuities. The tax rules applicable to Participants in such plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts and Certificates with such plans. Participants, Annuitants and beneficiaries are cautioned that the rights of any person to any benefits under plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are brief descriptions of the various types of plans in connection with which we will issue a Contract or Certificate. When issued in connection with such a plan, a Contract or Certificate will be amended as necessary to conform to the requirements of the plan.

  Individual Retirement Annuities and Individual Retirement Accounts. Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as "IRA"). IRAs are subject to limits on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of plans qualifying for special tax treatment may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Certificates for use with IRAs may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of the Contract or Certificates thereunder for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. Purchasers should seek competent advice as to the suitability of the Contract and Certificates for use with IRAs.

  Tax-Sheltered Annuities. Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations specified in section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Premiums excluded from gross income will be subject to FICA taxes. Purchasers using the Contracts or Certificates as Tax-Sheltered Annuities should seek competent advice as to eligibility, limitations on permissible amounts of premiums and tax consequences on distribution. Withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made after the Participant attains age 59 1/2, upon the Participant's separation of service, upon the Participant's death or disability, or for an amount not greater than the total of such contributions in the case of hardship. Effective January 1, 1993, distributions under Tax Sheltered Annuities are generally subject to mandatory income tax withholding. (At the present time, GNA will issue a Tax Sheltered Annuity only when the funds are directly transferred from an existing Tax Sheltered Annuity.)

  Restrictions under the Texas Optional Retirement Program. Under applicable state law, participants in the Texas Optional Retirement Program ("ORP") may withdraw their interest in an annuity contact issued under the ORP only upon
(1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. A participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before distributions can be made.

                          MORE INFORMATION ABOUT GNA

 History and Business

  Great Northern Insured Annuity Corporation (GNA) was incorporated as a stock life insurance company organized under the laws of the State of Washington on June 4, 1980, and began writing business pursuant to licensing on October 15, 1980. On June 30, 1983, The Weyerhaeuser Company (Weyerhaeuser) acquired a controlling interest in GNA. In October 1984, GNA Corporation, a stock holding company, was formed to hold GNA's stock. Weyerhaeuser exchanged its shares of GNA stock for shares of GNA Corporation. GNA is licensed in the District of Columbia and all states except Maine, New Hampshire, New York and Vermont.

  On February 1, 1990, GNA acquired 100% of the outstanding stock of First GNA Life Insurance Company of New York (First GNA). First GNA is licensed and issues deferred and immediate annuities and life insurance in the state of New York.

  Weyerhaeuser directly and through its subsidiary Weyerhaeuser Financial Services, Inc. acquired additional shares of GNA Corporation throughout the subsequent years, resulting in 100% ownership of GNA Corporation by Weyerhaeuser Financial Services as of December 31, 1992.

  Pursuant to a Stock Purchase Agreement dated January 5, 1993, by and between Weyerhaeuser, Weyerhaeuser Financial Services, and General Electric Capital Corporation (GE Capital), 100% of the outstanding capital stock of GNA Corporation was sold to GE Capital effective April 1, 1993.

  Effective July 14, 1993, GE Capital acquired 100% of the outstanding capital stock of United Pacific Life Insurance Company (United Pacific Life). GE Capital transferred controlling ownership of United Pacific Life to GNA, and GNA transferred 52% of its ownership of First GNA to United Pacific Life. Subsequently, United Pacific Life's name was changed to General Electric Capital Assurance Company (GE Capital Assurance). GE Capital Assurance, a Delaware life insurer, is licensed in the District of Columbia, and all states except Maine and New York.

  Effective October 1, 1995, GNA was party to a reorganization involving GNA Corporation and certain of its life insurance company subsidiaries. The reorganization allows all life insurance company subsidiaries of GNA Corporation to file a consolidated federal tax return.

  As part of the reorganization, GNA became a wholly-owned subsidiary of GE Capital Assurance, and GE Capital Assurance became a wholly-owned subsidiary of GNA Corporation. Previously, all of GE Capital Assurance's voting common stock was owned by GNA. In order for GE Capital Assurance to become the direct parent of GNA, GNA Corporation contributed all of the stock of GNA to GE Capital Assurance in exchange for voting shares of GE Capital Assurance. GNA distributed its holdings of GE Capital Assurance common stock to GE Capital Assurance with the result that GE Capital Assurance is wholly-owned by GNA Corporation.

  GNA markets primarily fixed-rate deferred annuities, immediate annuities and variable deferred annuities.

  Fixed-Rate Deferred Annuities. The predominant form of deferred annuities require either single premium or flexible premium payments and have a minimum annual guaranteed crediting rate. After the initial guarantee period, the crediting rate may be changed periodically. The policy owner is permitted to withdraw all or part of the premium paid plus interest credited, less a surrender charge for withdrawals during the initial penalty period of one to eight years. The surrender charge is initially 5% to 8% of the contract value and decreases over the penalty period. Some deferred annuities provide for penalty-free partial withdrawals of the accumulated interest credited or up to 10% annually of the accumulation value. Other forms of deferred annuities include contracts with two-tiered interest credited rates, where death and annuitization benefits are based on the higher tiered interest credited rate while surrender benefits are based on the lower tier. During 1994, GNA registered with the SEC a Modified Guaranteed Annuity Contract (MGA). The MGA offers ten different guarantee periods and allows investors to increase earnings potential by combining different interest rates under one product. Early withdrawals under the MGA are subject to a market value adjustment.

  In 1994, the Company issued $994.9 million in deferred annuities. At December 31, 1994, deferred annuities comprised $9,769.1 million of total liabilities for future annuity and contract benefits. The Company primarily sells deferred annuities through thrifts, banks and other financial institutions, as well as a select group of brokerage general agents. Three financial institutions accounted for 75% of 1994 deferred annuities contracts issued.

  Immediate Annuities. The Company's immediate annuities (limited payment insurance contracts) are designed to provide a series of periodic payments for a fixed length of time or for life, according to the annuitant's choice at the time of issue. Once the payments have begun, the amount, frequency and length of time for which they are payable are fixed. A primary form of immediate annuities, the life contingent structured settlement annuity, is usually sold as part of a settlement resulting from a personal injury or wrongful death claim to provide scheduled payments to an injured person or his/her dependents. Structured settlement annuities are generally long-term and cannot be surrendered. Other primary forms of immediate annuities, retirement annuities and terminal funding contracts, are usually sold to companies as a means of satisfying existing pension obligations. These annuities have payments that begin at retirement, cannot be surrendered or borrowed against and guarantee a fixed stream of payments which depends on retirement age. In 1994, the Company issued $117.6 million in life contingent immediate annuities. At December 31, 1994, immediate annuities comprised $2,437.4 million of total liabilities for future annuity and contract benefits. The Company sells immediate annuities through banks, thrifts and brokerage general agents.

  Deferred Variable Annuities. During 1994, GNA registered with the SEC a Deferred Variable Annuity. This annuity offers customers a different degree of potential for return by offering eighteen investment options: eight different mutual fund portfolios and a fixed MGA account with ten different guaranteed interest rate periods. Performance of the mutual fund portfolios selected determines the variable account value. Customers may withdraw all or a portion of their account value, subject to certain charges for early withdrawals. The withdrawal charge is initially 5% and decreases over the five year penalty period. Customers may also make penalty-free partial withdrawals of up to 10% annually of their accumulated account value. Withdrawals from the fixed MGA account guarantee periods are also subject to market value adjustments. GNA deducts annual charges for mortality and expense risk and administration costs equal to 1.4% of the account balance. GNA sells its variable annuities primarily through banks, thrifts and brokerage general agents.

  GNA's corporate office is located at Two Union Square, Suite 5600, Seattle, Washington 98101 where it leases office space. GNA is reimbursed by its subsidiaries and affiliates for rent based on direct and indirect allocation methods. First GNA Life rents office space in Purchase and White Plains, New York. All owned properties were acquired through foreclosure and are held for sale.

 Selected Financial Data

  The following selected financial data should be read in conjunction with the financial statements and notes thereto included in this Prospectus.

                            SELECTED FINANCIAL DATA
                             (DOLLARS IN MILLIONS)

                           SIX MONTHS ENDED JUNE 30,                          YEAR ENDED DECEMBER 31,
                     ------------------------------------- -----------------------------------------------------------------
                         1995         1995                      1994        1994        1993
                     PRO FORMA (1)   ACTUAL       1994     PRO FORMA (1)   ACTUAL    ACTUAL (2)    1992      1991     1990
                     ------------- ----------- ----------- -------------- ---------  ----------  --------  -------- --------
                      (UNAUDITED)  (UNAUDITED) (UNAUDITED)  (UNAUDITED)
Total Revenues.....      $323.7        $554.2      $438.1      $509.2        $972.9     $621.5     $458.4    $437.7   $345.5
Income before
 income taxes and
 minority interest.        25.7          48.5        44.9        70.7         107.7       57.0       53.6      53.8     39.4
Net Income.........        16.9          20.7        19.8        44.0          47.5       34.1       33.6      35.3     25.9
Total Assets.......     6,782.3      13,602.7    12,874.3         --       13,111.8   13,160.1    5,973.9   5,167.9  4,226.2
Shareholder's
 interest excluding
 net unrealized
 investment loss...       619.2         809.9       766.1         --          794.2      754.0      326.3     304.7    269.4
Net unrealized
 investment loss...        (0.5)        (60.1)     (433.3)        --         (528.8)     (16.3)       (.5)      --       --
Total shareholder's
 interest..........       618.7         749.8       332.8         --          265.4      737.7      325.8     304.7    269.4

--------
(1) Unaudited pro forma results reflect the reorganization of the insurance subsidiaries of GNA Corporation as if it had occurred at the beginning of the period.
(2) The GNA results of operations presented for the year ended December 31, 1993 include the acquisition of GE Capital Assurance as of July 14, 1993 and both pre- and post-acquisition periods of GNA.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

  The Selected Financial Data above and this Management's Discussion and Analysis reflect the financial results of GNA and subsidiaries, (hereafter referred to as the Company) before the reorganization of GNA Corporation and its subsidiaries as described above. The attached pro forma financial information includes GNA only, after the reorganization of GNA Corporation described above.

(1) RESULTS OF OPERATIONS

  The Company derives substantially all its income from earnings on investments offset by interest credited to policyholders of predominantly deferred and immediate annuities, operating expenses, acquisition costs and taxes. Funds received for the purchase of immediate annuities with life contingencies, including options elected under annuity contracts, are reported as premium income. Other income is primarily surrender fees on deferred annuity policies.

 June 30, 1995 Compared to June 30, 1994

  Net investment income increased $42.8 million to $445.7 million during the first six months of 1995 compared to 1994. This change is attributable primarily to growth in earning assets and increased investment yields as reinvestment rates were higher leading into the first six months of 1995 compared to the first six months of 1994.

  Premiums increased $74.9 million to $105.4 million for the first six months of 1995. This growth is attributable to the strong production of GNA's structured settlement product introduced at the end of first quarter 1994.

  Interest credited on policyholder deposits increased $14.9 million to $256.0 million for the first six months of 1995 due primarily to a higher interest rate environment and an increase in the policyholder liabilities.

  Change in policy reserves has increased $74.4 million to $103.8 million for the first six months of 1995. Policy reserves related to life contingent products increased primarily from new structured settlement premiums.

  Commissions increased $10.4 million to $30.6 million for the first six months of 1995. This increase is a result of a 49% increase in production, primarily of single premium deferred annuity and structured settlement products for the first six months of 1995 compared to the same period of 1994.

  General expenses increased $5.7 million to $27.0 million for the first six months of 1995 due to introduction of new products and the associated costs, as well as lower expense allocations to affiliated companies.

  Amortization of intangibles increased $5.9 million to $32.8 million for the first six months of 1995. This increase is primarily due to increased amortization of present value of future profits resulting from increased gross profits.

  Increase in deferred acquisition costs increased $3.5 million for the first six months of 1995 due to increased sales volumes and related commissions, partially offset by increased amortization driven by increased gross profits.

 1994 Compared to 1993

  Net investment income increased $258.0 million to $837.8 million. This change is attributable to additional investment income from GE Capital Assurance during 1994, as well as growth in earning assets from $12,264.2 million to $12,828.2 million. Overall investment yields have also increased as interest rates continued to rise throughout the year.

  Premiums increased $91.6 million to $117.6 million. This growth is attributable to the introduction of GNA's structured settlement product in the second quarter of 1994 and an increase in annuitization to life contingent products from single premium deferred annuity products.

  Interest credited on policyholder deposits increased $77.5 million to $489.4 million. Of the increase, GE Capital Assurance accounted for $91.0 million which is partially offset by lower interest crediting rates on policyholder deposits.

  Change in policy reserves increased $95.7 million to $120.4 million. Policy reserves related to life contingent products increased primarily from new structured settlement premiums and growth trends in annuitizations of life contingent products.

  Annuity and surrender benefits increased $88.6 million to $160.9 million due to the acquisition of GE Capital Assurance and its related life contingent product mix. The mature block of business in GE Capital Assurance results in higher benefit payments.

  Commissions increased $25.0 million to $52.8 million. This increase is a result of sales volumes increasing $418.6 million to $1,112.5 million during 1994.

  General expenses for 1994 were essentially the same as 1993. The additional expense volume of GE Capital Assurance was mitigated by economies of scale which maintained general expense levels.

  Amortization of intangibles is a result of the GNA and GE Capital Assurance acquisitions. The Company established goodwill of $154.7 million and the present value of future profits (PVFP) of $381.6 million in connection with the acquisitions. For the years ended December 31, 1994 and 1993, goodwill amortization was $7.8 million and $2.0 million, respectively. The increase in goodwill amortization for the year ended December 31, 1994 results from the inclusion of GE Capital Assurance for twelve months compared to five and one-half months in 1993, and the adjustments for the impact of certain tax elections related to the acquisition of GNA.

  PVFP represents the present value of estimated gross profits embedded in acquired contracts, and is estimated using actuarial methods and assumptions related to future investment income yields, interest credited rates, contract maintenance expenses, persistency rates and surrender fees. Amortization will be based on periodic estimates of realized and remaining gross profits. Net PVFP amortization for the years ended December 31, 1994 and 1993 was $50.0 million and $17.7 million, respectively. Amortization of PVFP has increased due to inclusion of twelve months of amortization in 1994 compared to nine months in 1993 for GNA and five and one-half months for GE Capital Assurance.

  Increase in deferred acquisition costs increased $27.0 million to $63.1 million due to increased sales volumes and related commissions.

  Provision for income taxes. The effective tax rate for 1994 increased from 28.6% to 41.5% primarily due to the non-deductible effects of goodwill amortization and the effects in 1993 of the corporate tax rate change from 34% to 35%.

  Minority interest in net income increased $9.8 million to $15.5 million due to the full year accrual of a cumulative dividend on GE Capital Assurance's preferred stock. GE Capital Assurance's preferred stock was issued September 29, 1993 to GNA Corporation.

 1993 Compared to 1992

  As further discussed in the financial statements for December 31, 1993, effective April 1, 1993, GE Capital acquired GNA Corporation. In addition, effective July 14, 1993, GE Capital also acquired GE Capital Assurance and four of its subsidiaries and contributed 100% of GE Capital Assurance's outstanding voting stock to GNA (collectively, the Acquisitions). All assets and liabilities for the Company have been adjusted to their fair values as of their respective acquisition dates. The effects of the acquisitions and related purchase accounting adjustments have reduced net investment income and increased amortization of intangible assets. The results for the nine months ended December 31, 1993, reflect both effects of purchase accounting adjustments for the Company as well as the results of operations from the respective acquisition dates. For purposes of the following discussion, the Company's results of operations presented for the year ended December 31, 1993 include the acquisition of GE Capital Assurance as of July 14, 1993 and both pre- and post-acquisition periods of GNA.

  Net investment income increased $173.4 million to $579.8 million. This change is attributable to $211.2 million additional investment income from GE Capital Assurance since July 14, 1993 offset by both the fair value adjustments related to the investment portfolio and falling interest rates throughout the year. In addition, falling interest rates resulted in an increase in calls of certain corporate securities prior to maturity and the acceleration of prepayments on mortgage-backed securities, which results in lower reinvestment rates.

  Net realized investment gains decreased to $4.4 million following $31.9 million in gains realized. Gains of $9.1 million realized in 1992 were attributable to transactions in forward commitments of "To Be Announced" pools of residential mortgages. Activities in these instruments have been curtailed due to changing interest rates and related market forces. The increase in sales activity in U.S. Treasury securities in 1992 also generated significant investment gains. Sales of investments following ownership changes did not generate significant gains or losses due to fair value adjustments as of the respective acquisition dates.

  Premiums increased over prior period by $18.7 million to $26.0 million. The increase resulted from production of life contingent products stemming from annuitization of single premium deferred annuity products as well as the acquisition of GE Capital Assurance. Premiums recorded during the post-acquisition period resulted from the issuance of contracts that were pending at the date of acquisition.

  Net commission income decreased $2.8 million to $4.8 million. The decrease resulted from an organizational restructuring of retail insurance agencies which sold third party mutual funds for affiliated companies. By the end of the year, these agencies were transferred from GNA to GNA Insurance Services, an affiliate of the Company.

  Interest credited on policyholder deposits increased $73.5 million to $411.9 million. GE Capital Assurance accounted for $113.4 million of the increase which is partially offset by declining interest crediting rates on policyholder deposits.

  Increase in policy reserves has increased $18.9 million to $24.7 million. Policy reserves related to life contingent products increase from new premiums and decrease from payments on existing policies. GE Capital Assurance results have contributed $14.5 million to the increase. The remaining increase follows growth trends noted above in premiums.

  Annuity and surrender benefits increased $68.4 million to $72.3 million due to the addition of GE Capital Assurance and its related life contingent product mix. Following the GE Capital Assurance acquisition, the Company now holds approximately $2,297.2 million (19% of reserves) of insurance contract future annuity and contract benefit reserves. Payments on these contracts are recorded as benefits.

  Commissions decreased $5.4 million to $27.8 million. This reflects declining investment contract sales attributable to declining interest rates and general increased economic uncertainty related to tax law changes during the period.

  Amortization of intangibles is a result of the Acquisitions. The Company established goodwill of $154.7 million and the present value of future profits
(PVFP) of $381.6 million in connection with the Acquisitions. Goodwill will be amortized on a straight-line basis over 25 years. For the year ended December 31, 1993, $2.0 million of goodwill and $17.7 million of PVFP was amortized.

  Increase in deferred acquisition costs, net (DAC) increased $2.0 million to a $36.1 million reduction to expenses during the year ended December 31, 1993. This is best analyzed by breaking it down into its two components:

                                                                  1993    1992
                                                                 ------  ------
        Cost deferral........................................... $(37.2) $(48.4)
        Amortization............................................    1.1    14.3
                                                                 ------  ------
        Increase in DAC......................................... $(36.1) $(34.1)
                                                                 ======  ======

  The deferral in the year ended December 31, 1993 was $37.2 million which is 23% lower than the 1992 period deferral. The decline in the deferral component resulted primarily from the decrease in commission expense. The decrease in amortization reflects the elimination of DAC related to the acquisition of GNA by GE Capital.

(2) LIQUIDITY AND CAPITAL RESOURCES

  The Company's liquidity requirements for the past three years were met by funds from operations and investment activity. Premiums and policyholder deposits were invested in assets that generally had durations similar to the Company's liabilities. Funds from investment activity included principal and interest payments from the bond and mortgage portfolio as well as sales, calls and maturities of certain securities. For the year ended December 31, 1993, cash flow increased significantly as a result of increased calls on corporate securities totaling $759.0 million and prepayments on mortgage-backed securities due to the low interest rate environment totaling $689.3 million. As of December 31, 1994, investments subject to certain call provisions totaled $1,472.1 million; and mortgage-backed securities subject to prepayment risk totaled $2,078.4 million.

  The Company and its subsidiaries are restricted by certain states they are domiciled in as to the amount of dividends and advances they may pay within a given calendar year to their parent without regulatory consent. That restriction is the greater of statutory net gain from operations for the year or 10% of the statutory surplus at the end of the year, subject to a maximum equal to statutory earned surplus. As of December 31, 1994, approximately $37.4 million was available for dividend payments in 1995. Similar restrictions apply to First GNA and GE Capital Assurance. At December 31, 1994, First GNA and GE Capital Assurance had $14.7 million and $0 million, respectively, available for dividend payments in 1995.

  GE Capital Assurance has reinsured a portion of its business with various companies, including Employers Reassurance Corporation, an affiliate of GE Capital, increasing its statutory capital and surplus by $31.5 million at December 31, 1994. These treaties had no significant effect on shareholder's interest under generally accepted accounting principles. The Company has no other reinsurance agreements.

(3) SEGMENT INFORMATION

  GNA's operations consist of the sale of annuity and life insurance products which is considered a single segment/line of business. GNA is not dependent upon any single customer and no single customer accounted for more than 10% of its revenues in 1994.

 Investments

  Fixed Maturities. The Company's fixed maturities must be invested in accordance with requirements of applicable state laws and regulations regarding the nature and quality of investments that may be made by life insurance companies and the percentage of assets that may be held in certain types of investments. At June 30, 1995, approximately 80% of fixed maturity investments were in corporate issues and U.S. Treasury notes and another 20% in securities backed by residential mortgages. Approximately 70% of the fixed maturities portfolio (excluding mortgage backed securities) is expected to mature within ten years. Approximately 29%, 15% and 12% of the portfolio were concentrated in the manufacturing, financial and utility industries, respectively. As of June 30, 1995, 4% of the Company's diversified portfolio was rated below investment grade and no bonds were in default as to interest and principal. At June 30, 1995, the Company held fixed maturity securities, other than securities issued or guaranteed by the U.S. Government, in Occidental Petroleum Corp. ($90 million), Ford Motor Credit ($88.3 million), Phillip Morris (84.3 million), Enron ($83 million), Phillips Petroleum ($82.9 million), and Sears and Roebuck & Co. (81.6 million), which exceed 10% of shareholder's interest before net unrealized investment losses.

  All of the Company's fixed maturities were designated as available-for-sale at June 30, 1995 and December 31, 1994. Accordingly, such investments were reported at fair value with corresponding amortized cost of $11,219.4 million at June 30, 1995 and $11,322.5 million at December 31, 1994. Unrealized losses, net of the effects of present value of future profits, deferred acquisition costs, deferred taxes and minority interest, have been included in shareholder's interest as of June 30, 1995. Shareholder's interest included net unrealized losses of $60.1 million and $528.8 million at June 30, 1995, and December 31, 1994, respectively, a difference primarily due to an increase in the fair value of fixed maturities, principally resulting from decreased interest rates.

  Mortgage-backed securities are subject to risks associated with variable prepayments. This may result in these securities having a different actual maturity than planned at the time of purchase. Prepayment speeds are generally dependent on the relative sensitivity of the underlying mortgages backing the assets to changing interest rates and the repayment priority of the securities in the overall securitization structure. Under certain circumstances, the Company has purchased higher risk securities which do not compromise the sefety of the general portfolio, but rather serve to mitigate the Company's risk exposure to changing interest rates. There are negligible default risks in the mortgage-backed securities portfolio as a whole, as the vast majority of the assets are either guaranteed by U.S. government sponsored entities or are supported in the securitization structure by junior securities enabling the assets to achieve high investment grade status.

  Mortgage Loans. At June 30, 1995, the mortgage loan portfolio consisted of 1,243 mortgage loans on commercial real estate properties, 38% of which are located in California. The loans, which were originated through a network of mortgage bankers, were made only on completed leased properties and generally have loan-to-value ratios of less than 75% at the date of origination. GNA does not engage in construction lending or land loans. At June 30, 1995, three mortgage loans with a book value of $3.3 million were in default as to interest and principal and ten mortgage loans with a book value of $11.3 million have been restructured.

  Real Estate Owned. All real estate holdings are a result of mortgage loan foreclosure. Properties are currently reported at the lower of cost or fair value less estimated cost to sell. At June 30, 1995, the Company held seven properties for which management intends to market in an orderly fashion to maximize their value.

 Competition

  The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are approximately 2,100 stock, mutual and other types of insurers in the life insurance business in the United States, a significant number of which are substantially larger than the Company. As of December 31, 1994, the Company had 530 employees. In addition, GNA had 380 retail sales agents selling GNA's products through an affiliated company, GNA Insurance Services, Inc.

  A.M. Best assigned to GNA an A+ (Superior) rating. Duff & Phelps reaffirmed GNA's AA (Very High) rating, and Standard & Poor's reaffirmed an AA (Excellent) rating based on GNA's high claims paying ability and excellent asset quality. Moody's rated GNA Aa3 (Excellent).

 Government Regulation

  GNA is subject to the laws of the State of Washington governing insurance companies and to the regulations of the Washington Insurance Department (GE Capital Assurance and First GNA are subject to laws and regulations of the States of Delaware and New York, respectively). In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which the Company operates. Regulation by each insurance department includes periodic examination to determine the Company's contract liabilities and reserves so that each insurance department may verify that these items are correct. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. The Company's books and accounts are subject to review by each insurance department and other supervisory agencies at all times, and the Company files annual statements with these agencies. A full examination of the Company's operations is conducted periodically by various insurance departments and may include the participation of the insurance departments of other states in which the Company conducts business. Recent examinations have not resulted in significant findings.

  In addition, many states regulate affiliated groups of insurers (including the Company) under insurance holding company legislation. Under such laws, intercompany transactions, including transfers of assets and dividend payments from insurance subsidiaries, may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved. Due to its volume of California business, GNA is considered a California commercially domiciled insurer under California insurance holding company law.

  The National Association of Insurance Commissioners (NAIC), an association of state regulators and their staffs, attempt to coordinate the state regulatory process and continually reexamines existing laws and regulations and their application to insurance companies. The NAIC has adopted Risk-Based Capital (RBC) requirements, effective December 31, 1993, to evaluate the adequacy of statutory capital and surplus in relations to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and
(iv) other business factors. The RBC formula is designed as an early warning tool for the state to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC and it exceeds the minimum required levels.

  Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The Company has estimated assessments related to known insolvencies, primarily Executive Life Insurance Company, and has recorded a liability of $46.8 million at December 31, 1994 related to this estimated liability. The amount of any future assessments related to future insolvencies under these laws, however, cannot be reasonably estimated. Most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

  Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and the taxation impact on the relative desirability of various investment vehicles.

 New Accounting Standards

  The Company adopted the Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, and the related SFAS No. 118, Accounting by Creditors for Impairment of a Loan--Income recognition and disclosures, on January 1, 1995. The adoption of these Statements had no effect on earnings or financial position as the same level of allowance for losses was appropriate under both the previous accounting policy and the newly adopted policy.

  SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of requires, among other things, that certain long-lived assets be reviewed for impairment whenever events or circumstances indicate that the carrying amount of an assets may not be recoverable. An impairment loss is recognized if, upon such review, the sum of expected future cash flows is less than the carrying amount of the asset. An impairment loss is measured based on the difference between the carrying amount of the asset and its fair value. The effect of adopting SFAS No. 121 is not expected to be material. Adoption is required by no later than the first quarter of 1996.

  SFAS No. 122, Accounting for Mortgage Servicing Rights, requires that rights to service mortgage loans to be recognized when the underlying loans are sold. The standard also requires that capitalized mortgage servicing rights be assessed for impairment by individual risk stratum based on the fair value of such rights. The effect of adopting SFAS No. 122 is not expected to be material. Adoption is required by no later than the first quarter of 1996.

                       EXECUTIVE OFFICERS AND DIRECTORS

                                              POSITION WITH GNA(1) AND
       NAME (AGE)                     PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
       ----------                     ----------------------------------------
Patrick E. Welch (48)     Director, President and Chief Executive Officer of GNA since
                          1992. Executive Vice President and Chief Operating Officer of
                          GNA 1991-92. Senior Vice President and Chief Financial Officer
                          of GNA Corporation and its subsidiaries 1983-91. President and
                          CEO of GNA Investors Trust since 1992. Senior Vice President and
                          Treasurer of GNA Investors Trust 1986-92.
Hans L. Carstensen, III   Director and Chief Marketing Officer of GNA since April 1994.
 (48)                     Senior Vice President of GNA since 1987.
Stephen P. Joyce (39)     Director and Senior Vice President of GNA since January 1995.
                          Vice President--Business Development General Electric Capital
                          Corporation 1994-95. President--Monogram Retailer Credit, Gen-
                          eral Electric Capital Corporation 1990-94.
Victor C. Moses (47)      Director of GNA since April 1994. Senior Vice President, Busi-
                          ness Development, and Chief Actuary of GNA since May 1993. Se-
                          nior Vice President and Chief Financial Officer of GNA 1991-93.
                          Vice President and Chief Actuary of GNA 1983-91. Senior Vice
                          President, Controller and Treasurer GNA Investors Trust 1992-93.
Geoffrey S. Stiff (43)    Director of GNA since April 1994. Senior Vice President, Chief
                          Financial Officer and Treasurer of GNA since May, 1993. Vice
                          President, Chief Financial Officer and Director of Employers Re-
                          insurance Corporation 1987-93. Senior Vice President, Controller
                          and Treasurer GNA Investors Trust since 1993.
Charles A. Kaminski (47)  Director of GNA since April of 1994. Senior Vice President of
                          GNA since November 1993. Vice President of Investments at GNA
                          1992-93. Prior to joining GNA, he was Vice President and Direc-
                          tor of Baring America Asset Management, 1984-91.
Kenneth F. Starr (46)     Director of GNA since April 1994. Senior Vice President of GNA since November 1993. Vice President of Mortgage Loans at GNA
                          1982-93.
Thomas W. Casey (32)      Vice President and Controller of GNA since 1993. Vice President and Controller of GNA Variable Series Trust and Investors Trust
                          since 1994. Technical Adviser, General Electric Capital Corpora-
                          tion 1992-93. Assistant Vice President, Citibank, 1990-92.
Jeffrey I. Hugunin (33)   Treasurer of GNA since 1994. Vice President and Treasurer of
                          HGI, Inc. and subsidiaries (formerly known as Harcourt General
                          Insurance, Inc.) since 1992. General Accounting Manager HBJ In-
                          surance Companies 1987-92.

--------
(1) Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified.

 Executive Compensation

  GNA's Executive Officers may also serve as officers of one or more of GNA's affiliated companies. In those cases allocations have been made as to each such individual's time devoted to his duties as an executive officer of GNA and its subsidiaries. The following table shows the compensation paid or awarded to, or earned by, based on these allocations, GNA's Chief Executive Officer and its four most highly compensated Executive Officers other than the Chief Executive Officer.

                          SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION
                         -------------------------------------
       NAME AND                                 OTHER ANNUAL      LONG TERM
  PRINCIPAL POSITION     YEAR  SALARY   BONUS  COMPENSATION(1) COMPENSATION(2)
  ------------------     ---- -------- ------- --------------- ---------------
Patrick E. Welch         1994 $119,700 $39,900     $3,136          $72,200
 President and Chief
 Executive Officer
Hans L. Carstensen, III  1994   70,500  28,500      1,416           37,500
 Senior Vice President,
 and Chief Marketing
 Officer
Victor C. Moses          1994   33,360  12,600      7,084              --
 Senior Vice President,
 Business Development
Laurence M. Richmond     1994   64,000  26,000      3,976           10,000
 Vice President--Retail
 Sales Force
Kenneth F. Starr         1994  135,000  49,500      9,183           22,500
 Senior Vice President

--------
(1) Other annual compensation includes car allowance, car expense reimbursement, group term life insurance premiums and moving expense reimbursement.
(2) Not included in the above table is an annuity plan available to certain of GNA's officers which provides for annual payments for a ten year period in the amount of $25,000 after the completion of ten years of employment following the date of the award. Each of the officers listed in the Summary Compensation Table above has received two awards payable as follows: Patrick E. Welch--$50,000 commencing August 1, 1993; Hans L. Carstensen--$25,000 commencing July 1, 1995 and $25,000 commencing May 1, 1997; Victor C. Moses--$25,000 commencing April 1, 1993 and $25,000 commencing September 1, 2001; Laurence M. Richmond--$25,000 commencing December 1, 1993; and Kenneth F. Starr--$25,000 commencing December 1, 1992. An officer's interest in the plan benefits vests at a rate of 10% ($2500) for each year following the date of the award. If an officer dies during the vesting period, his or her estate will receive 100% of the annual payment beginning on the commencement date. If an officer otherwise terminates employment during the vesting period, he or she will be entitled to receive at the commencement date only the vested portion of the plan benefit as of the date of termination.

  In connection with the acquisition by GE Capital of all of the outstanding stock of GNA's indirect parent, GNA Corporation, The Weyerhaeuser Company, at no cost to GNA, made commitments to certain of GNA's officers, including each of the officers listed in the above table, for a bonus to be paid if the officer were still employed by us on April 15, 1994 (one year from the closing date of the acquisition). Each of the officers listed above received the bonus.

  No Executive Officer participates in the formulation of his or her compensation. The compensation of Executive Officers is determined by the compensation committee at GNA and the individual to whom the Officer reports and is approved by the parent company of GNA Corporation.

                               LEGAL PROCEEDINGS

  There is no material pending litigation to which the Company is a party or of which any of the Company's property is the subject, and there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.

                                 LEGAL MATTERS

  Certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contracts and Certificates have been passed upon by Messrs. Jones & Blouch, L.L.P., 1025 Thomas Jefferson Street, N.W., Washington D.C. 20007. The organization of GNA and its authority to issue the Contracts and the validity of the form of the Contracts have been passed upon by J. Neil McMurdie, Associate Counsel of GNA.

                                    EXPERTS

  GNA's consolidated financial statements for the years ended December 31, 1994, 1993 and 1992 included in this Prospectus have been audited by GNA's independent public accountants (KPMG Peat Marwick LLP as of and for the year ended December 31, 1994, and the nine months ended December 31, 1993, and Arthur Andersen LLP for three months ended March 31, 1993 and for all of
1992), as indicated in their reports with respect thereto and are included herein in reliance upon the authority of said firms as experts in accounting and auditing in giving said reports.

  The report of KPMG Peat Marwick LLP covering the December 31, 1994 financial statements contains an explanatory paragraph stating that as a result of the acquisition of the company's parent, GNA Corporation, the consolidated financial information for the period after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable. The report of KPMG Peat Marwick LLP covering the December 31, 1994 financial statements also refers to a change in the method of accounting for certain investments in debt and equity securities as of December 31, 1993.

  United Pacific Life Insurance Company's (UPL) financial statements for the period January 1, 1993 through July 14, 1993 and the year ended December 31, 1992 have been audited by Deloitte & Touche LLP, independent public accountants, as indicated in its reports with respect thereto and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                             CHANGE IN ACCOUNTANTS

  On October 1, 1993, GNA selected KPMG Peat Marwick LLP to be its auditor. Accordingly, GNA's and UPL's principal accountants have changed from Arthur Andersen LLP and Deloitte & Touche LLP, respectively, to KPMG Peat Marwick LLP. The former accountants were dismissed and KPMG Peat Marwick LLP was retained because KPMG Peat Marwick LLP is the auditor for G.E. Capital, GNA Corporation's parent. This change of accountants was approved by the members of GNA's Board of Directors.

  Neither Arthur Andersen LLP nor Deloitte & Touche LLP reports on the financial statements for either of the past two years contained any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during GNA's two most recent fiscal years, there were no disagreements with either Arthur Andersen LLP or Deloitte & Touche LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

                            REGISTRATION STATEMENT

  A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended with respect to the Contracts. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning us and the Contracts. Statements contained in this Prospectus as to the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed in the registration statement.

                                   APPENDIX

  The table below is designed to show the impact of the market value adjustment and withdrawal charge on a single premium of $10,000. It assumes the premium is allocated to a Sub-Account with a 10-year Guarantee Period with a guaranteed rate of interest of 5%. The figures for the 5% and 7% current rates assume after the first Certificate Year the withdrawal of all of the prior year's interest pursuant to the free withdrawal provision (see "First Withdrawal During Certificate Year" above). However, the figures for the 3% current rate assume that the free withdrawal option is not exercised (i.e., the free withdrawal amount is zero), since in that instance it is to the advantage of the Participant to have the surrender charge and market value adjustment apply to the entire amount withdrawn.

  The market value adjustments are based on interpolated current interest rates (defined in the Contract as "C") of 3%, 5% and 7%. The Net Sub-Account Values shown in the table are the maximum amounts available as cash withdrawals. Although the withdrawal charge is a fixed percentage of the amount withdrawn, since the free withdrawal feature affects the amount of the withdrawal subject to withdrawal charges, the amount of the charge for withdrawals varies depending upon whether the free withdrawal option is exercised. Values shown in the table have been rounded to the nearest dollar, and therefore the figures under the Net Sub-Account Value columns may not equal the sum of corresponding figures under the Sub-Account Value, Market Value Adjustment and Withdrawal Charge columns.

  The five percent guaranteed interest rate assumed in the table is used for purposes of illustration only and should not be considered a representation of the interest rate we will guarantee for 10-year Guarantee Periods. Further, the three, five and seven percent interest rates on which the figures in the table have been based should not be considered a prediction as to the extent the current rates we use may vary over the ten year period assumed in the table.

  Market Value Adjustments, Withdrawal Charges and Net Sub-Account Values for a 10-year Sub-Account With a Guaranteed Interest Rate of 5% Based on Interpolated Current Interest Rates of:

                                   3%                             5%                             7%
                     ------------------------------ ------------------------------ ------------------------------
  END OF      SUB-     MARKET              NET SUB-   MARKET              NET SUB-   MARKET              NET SUB-
CERTIFICATE  ACCOUNT   VALUE    WITHDRAWAL ACCOUNT    VALUE    WITHDRAWAL ACCOUNT    VALUE    WITHDRAWAL ACCOUNT
   YEAR       VALUE  ADJUSTMENT   CHARGE    VALUE   ADJUSTMENT   CHARGE    VALUE   ADJUSTMENT   CHARGE    VALUE
-----------  ------- ---------- ---------- -------- ---------- ---------- -------- ---------- ---------- --------
      1      10,500    1,984       735      11,749     -0-        735       9,765    -1,640      735       8,125
      2      11,025    1,834       662      12,197     -0-        632      10,394    -1,475      632       8,919
      3      11,576    1,668       579      12,666     -0-        553      11,024    -1,367      553       9,656
      4      12,155    1,487       486      13,156     -0-        464      11,691    -1,242      464      10,449
      5      12,763    1,288       382      13,668     -0-        366      12,397    -1,097      366      11,300
      6      13,401    1,072       268      14,204     -0-        256      13,145      -930      256      12,215
      7      14,071      836       141      14,766     -0-        134      13,937      -739      134      13,197
      8      14,775      579       -0-      15,354     -0-        -0-      14,775      -522      -0-      14,252
      9      15,513      301       -0-      15,815     -0-        -0-      15,513      -277      -0-      15,236
     10      16,289      -0-       -0-      16,289     -0-        -0-      16,289       -0-      -0-      16,289

--------
  The formulas used in determining the amounts shown in the above table are as follows:

(1) Market Value Adjustment Factor
                      (MVA) = ( 1 + Guaranteed Interest Rate ) n/365 -1
                                ----------------------------
                                  1 + Current Interest Rate
(2) Maximum Free Withdrawal Amount (MFW) = Prior Year's Interest
(3) Net Sub-Account Value = [(Sub-Account Value-MFW) X (1 + MVA-Withdrawal Charge Percent)] + MFW
(4) Withdrawal Charge =(Sub-Account Value-MFW) X Withdrawal Charge Percent
(5) Market Value Adjustment = [(Sub-Account Value-MFW) X MVA]

                              FINANCIAL STATEMENTS

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                    CONTENTS

                                                                           PAGE
                                                                           ----
PRO FORMA FINANCIAL STATEMENTS:
 GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES
  June 30, 1995 (unaudited)
    Description of Pro Forma Financial Statements.........................  F-1
    Pro Forma Consolidated Statement of Income for the six months ended
     June 30,1995.........................................................  F-2
    Pro Forma Consolidated Statement of Income for the Year ended December
     31, 1994.............................................................  F-3
    Pro Forma Consolidated Balance Sheet as of June 30, 1995..............  F-4
    Notes to Pro Forma Financial Statements...............................  F-5
CONSOLIDATED FINANCIAL STATEMENTS:
 GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES
  June 30, 1995 (unaudited)
    Consolidated Balance Sheets as of June 30, 1995 and December 31, 1994.  F-6
    Consolidated Statements of Income and Retained Earnings for the three and six months ended June 30, 1995 and 1994..........................  F-7
    Consolidated Statements of Cash Flows for the six months ended June
     30, 1995 and 1994....................................................  F-8
    Notes to Consolidated Financial Statements............................  F-9
  December 31, 1994
    Independent Auditors' Report.......................................... F-10
    Consolidated Balance Sheets as of December 31, 1994 and 1993.......... F-12
    Consolidated Statements of Income for the years ended December 31,
     1994, 1993, and 1992................................................. F-13
    Consolidated Statements of Shareholder's Interest for the Years ended
     December 31, 1994, 1993, and 1992.................................... F-14
    Consolidated Statements of Cash Flows for the Years ended 1994, 1993, and 1992............................................................. F-15
    Notes to Consolidated Financial Statements............................ F-16
    Schedule III: Condensed Financial Information of Registrant (Parent
     Company)............................................................. F-29
UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES
  July 14, 1993 and December 31, 1992
    Independent Auditors' Report.......................................... F-33
    Consolidated Balance Sheets as of July 14, 1993 and December 31, 1992. F-34
    Consolidated Statements of Income for the Period January 1, 1993
     through July 14, 1993, and for the Year ended December 31, 1992...... F-35
    Consolidated Statements of Changes in Common Shareholder's Equity for
     the Period January 1, 1993 through July 14, 1993 and for the Year ended December 31, 1992.............................................. F-36
    Consolidated Statement of Cash Flows for the Period January 1, 1993
     through July 14, 1993, and for the Year ended December 31, 1992...... F-37
    Notes to Consolidated Financial Statements............................ F-38

                                DESCRIPTION OF
                        PRO FORMA FINANCIAL STATEMENTS

                         (DOLLAR AMOUNTS IN MILLIONS)
                                  (UNAUDITED)

  Effective October 1, 1995, Great Northern Insured Annuity Corporation ("GNA"), a wholly-owned subsidiary of GNA Corporation, was party to a reorganization involving GNA Corporation and certain of its life insurance company subsidiaries. The reorganization allows all life insurance company subsidiaries of GNA Corporation to file a consolidated federal tax return.

  As part of the reorganization, GNA became a wholly-owned subsidiary of General Electric Capital Assurance Company ("GE Capital Assurance"), and GE Capital Assurance became a wholly-owned subsidiary of GNA Corporation. Previously, all of GE Capital Assurance's voting common stock was owned by GNA. In order for GE Capital Assurance to become the direct parent of GNA, GNA Corporation contributed all of the stock of GNA to GE Capital Assurance in exchange for voting shares of GE Capital Assurance. GNA distributed its holdings of GE Capital Assurance common stock to GE Capital Assurance with the result that GE Capital Assurance is wholly-owned by GNA Corporation.

  The Pro Forma Financial Statements are based upon the Consolidated Financial Statements of GNA and GE Capital Assurance for the year ended December 31, 1994, and the six months ended June 30, 1995, after giving effect to the transaction and the adjustments detailed in the accompanying Notes to Pro Forma Financial Statements. The accompanying unaudited Pro Forma Financial Statements are presented as if the restructuring described above had occurred at January 1, 1995, and January 1, 1994, for the 1995 and 1994 statements, respectively. The Pro Forma Financial Statements presented are shown for informational purposes only, and it should be noted that the Company's actual future financial statements will reflect the effects of the reorganization as of and from October 1, 1995.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                         SIX MONTHS ENDED JUNE 30, 1995
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                           PRO FORMA ADJUSTMENTS
                                           -------------------------
                                             GE CAPITAL                PRO FORMA
                                    GNA     ASSURANCE(A)    OTHER         GNA
                                   ------  --------------  ---------   ---------
Revenues:
  Net investment income........... $445.7        $(229.2)  $     2.3 B  $218.9
  Net realized investment gains
   (losses).......................   (4.9)           6.9                   2.0
  Premiums........................  105.4           (7.8)                 97.5
  Surrender fee and other income..    8.0           (2.7)                  5.3
                                   ------    -----------   ---------    ------
    Total revenues................  554.2         (232.8)        2.3     323.7
                                   ------    -----------   ---------    ------
Benefits and expenses:
  Interest credited...............  256.0         (107.7)                148.3
  Change in policy reserves.......  103.8           (6.8)                 97.0
  Annuity and surrender benefits..   84.9          (76.3)                  8.6
  Commissions.....................   30.6           (9.1)                 21.5
  General expenses................   27.0          (10.0)                 17.0
  Amortization of intangibles,
   net............................   32.8           (7.8)                 25.0
  Increase in deferred acquisition
   costs, net.....................  (29.4)          10.0                 (19.4)
                                   ------    -----------   ---------    ------
    Total benefits and expenses...  505.7         (207.7)        --      298.0
                                   ------    -----------   ---------    ------
    Income before income taxes and
     minority interest............   48.5          (25.1)        2.3      25.7
Provision for income taxes........  (19.4)          10.6        (0.1)     (8.9)
                                   ------    -----------   ---------    ------
    Income before minority inter-
     est..........................   29.1          (14.4)        2.2      16.9
Minority interest.................   (8.4)           2.0         6.4 B     --
                                   ------    -----------   ---------    ------
    Net income.................... $ 20.7         $(12.4)  $     8.6    $ 16.9
                                   ======    ===========   =========    ======


    The accompanying notes are an integral part of these unaudited pro forma statements.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                          PRO FORMA ADJUSTMENTS
                                          -------------------------
                                            GE CAPITAL                PRO FORMA
                                   GNA    ASSURANCE (A)   OTHER          GNA
                                  ------  --------------  ---------   ---------
Revenues:
  Net investment income.......... $837.8         $(448.8)       2.7B   $391.7
  Net realized investment gains
   (losses)......................    6.3             2.2  $    (2.3)B     6.2
  Premiums.......................  117.6           (13.2)               104.4
  Surrender fee and other income.   11.2            (4.4)                 6.8
                                  ------     -----------  ---------    ------
    Total revenues...............  972.9          (464.2)       0.4     509.1
                                  ------     -----------  ---------    ------
Benefits and expenses:
  Interest credited..............  489.4          (223.6)               265.8
  Change in policy reserves......  120.4           (16.4)               104.0
  Annuity and surrender benefits.  160.9          (152.8)                 8.1
  Commissions....................   52.8           (10.8)                42.0
  General expenses...............   46.8           (21.5)                25.3
  Amortization of intangibles,
   net...........................   58.0           (13.6)                44.4
  Increase in deferred acquisi-
   tion costs, net...............  (63.1)           11.9                (51.2)
                                  ------     -----------  ---------    ------
    Total benefits and expenses..  865.2          (426.8)       --      438.4
                                  ------     -----------  ---------    ------
    Income before income taxes
     and minority interest.......  107.7           (37.4)       0.4      70.7
Provision for income taxes.......  (44.7)           17.2        0.8     (26.7)
                                  ------     -----------  ---------    ------
    Income before minority inter-
     est.........................   63.0           (20.2)       1.2      44.0
Minority interest................  (15.5)            2.7       12.8B      --
                                  ------     -----------  ---------    ------
    Net income................... $ 47.5     $     (17.5) $    14.0    $ 44.0
                                  ======     ===========  =========    ======


    The accompanying notes are an integral part of these unaudited pro forma statements.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 1995
                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                    PRO FORMA
                                                   ADJUSTMENTS
                                               --------------------
                                                GE CAPITAL            PRO FORMA
                                       GNA     ASSURANCE (A) OTHER       GNA
                                    ---------  ------------- ------   ---------
INVESTMENTS:
Fixed Maturities................... $11,086.3    $(6,264.5)     --    $4,821.8
Investment in Affiliate............       --           --     123.7 B    123.7
Mortgage Loans.....................   1,406.4        (93.2)     --     1,313.2
Real Estate Owned..................       5.6          --       --         5.6
Policy Loans.......................      84.4        (81.0)     --         3.4
Other invested assets..............      27.6         (6.2)     --        21.4
Short Term Investments.............      70.0        (51.4)     --        18.6
                                    ---------    ---------   ------   --------
  TOTAL INVESTMENTS................  12,680.3     (6,496.3)   123.7    6,307.7
Cash...............................      22.7         (3.7)               19.0
Accrued Investment Income..........     192.0       (110.6)               81.4
Deferred Acquisition Costs.........     121.7        (28.3)               93.4
Intangible Assets..................     442.4       (201.2)              241.2
Other Assets.......................      20.2         (6.4)     9.1 C     22.9
Deferred Income Tax Benefit........     111.4       (106.7)                4.7
Separate Account Assets............      12.0          --                 12.0
                                    ---------    ---------   ------   --------
  TOTAL ASSETS..................... $13,602.7    $(6,953.2)  $132.8   $6,782.3
                                    =========    =========   ======   ========
Future Annuity and Contract Bene-
 fits.............................. $12,183.0    $(6,263.4)     --    $5,919.6
Other Policyholder Liabilities.....     159.9        (16.1)              143.8
Accounts Payable & Accrued Ex-
 penses............................     143.3        (66.0)    10.9 C     88.2
Separate Account Liabilities.......      12.0                             12.0
                                    ---------    ---------   ------   --------
  TOTAL LIABILITIES................  12,498.2     (6,345.5)    10.9    6,163.6
                                    ---------    ---------   ------   --------
Minority interest..................     354.7       (128.8)  (225.9)B      --
Preferred Stock....................       --          (0.3)     0.3 B      --
Common Stock.......................       2.5         (3.0)     3.0 B      2.5
Additional Pain-in Capital.........     714.4       (509.4)   334.2 B    539.2
Net Unrealized Investment Gains
 (Losses)..........................     (60.1)        77.5    (17.9)B     (0.5)
Retained Earnings..................      93.0        (43.7)    28.2 B     77.5
                                    ---------    ---------   ------   --------
  TOTAL SHAREHOLDER'S INTEREST.....     749.8       (478.9)   347.8      618.7
                                    ---------    ---------   ------   --------
  TOTAL LIABILITIES AND
   SHAREHOLDER'S INTEREST.......... $13,602.7    $(6,953.2)  $132.8   $6,782.3
                                    =========    =========   ======   ========

    The accompanying notes are an integral part of these unaudited pro forma statements.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                  (UNAUDITED)

  Note 1--The basis of presentation for the unaudited pro forma financial statements is contained on page F-1 and should be read in conjunction with the notes hereto.

  Note 2--Pro forma adjustments are as follows:

  A To record the distribution of GE Capital Assurance capital stock to GNA's parent.

  B To eliminate effects of intercompany transaction and minority interest and to record the Company's 48% equity investment in First GNA Life Insurance Company of New York (First GNA). Following the reorganization, GNA's 48% ownership in First GNA will be recorded using the equity method of accounting.

  C To record receivables and payables between GNA and its formerly consolidated subsidiaries, GE Capital Assurance and First GNA.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                         JUNE 30,   DECEMBER 31,
                                                           1995         1994
                                                        ----------- ------------
                                                        (UNAUDITED)
                        ASSETS
Investments:
  Fixed maturities.....................................  $11,086.3   $10,281.3
  Mortgage loans.......................................    1,406.4     1,352.1
  Real estate owned....................................        5.6         6.3
  Policy loans.........................................       84.4        88.6
  Other invested assets................................       27.6          .1
  Short-term investments...............................       70.0        58.6
                                                         ---------   ---------
    Total investments..................................   12,680.3    11,787.0
Cash...................................................       22.7        29.2
Accrued investment income..............................      192.0       196.3
Deferred acquisition costs.............................      121.7        92.1
Intangible assets......................................      442.4       562.7
Deferred income tax benefit............................      111.4       404.7
Other assets...........................................       20.2        28.2
Separate account assets................................       12.0         --
                                                         ---------   ---------
    Total assets.......................................  $13,602.7   $13,100.2
                                                         =========   =========
        LIABILITIES AND SHAREHOLDER'S INTEREST
Liabilities:
  Future annuity and contract benefits.................  $12,183.0   $12,206.5
  Other policyholder liabilities.......................      159.9       199.1
  Accounts payable and accrued expenses................      143.3       149.6
  Separate account liabilities.........................       12.0         --
                                                         ---------   ---------
    Total liabilities..................................   12,498.2    12,555.2
                                                         =========   =========
Minority interest......................................      354.7       279.6
Shareholder's interest:
  Common stock.........................................        2.5         2.5
  Additional paid-in capital...........................      714.4       719.4
  Net unrealized investment losses.....................      (60.1)     (528.8)
  Retained earnings....................................       93.0        72.3
                                                         ---------   ---------
    Total shareholder's interest.......................      749.8       265.4
                                                         =========   =========
    Total liabilities and shareholder's interest.......  $13,602.7   $13,100.2
                                                         =========   =========

          See accompanying notes to consolidated financial statements.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                   FOR THE THREE MONTHS    FOR THE SIX MONTHS
                                       ENDED JUNE 30          ENDED JUNE 30
                                   ----------------------  --------------------
                                      1995        1994       1995       1994
                                   ----------  ----------  ---------  ---------
Revenues:
  Net investment income..........      $225.1      $205.4     $445.7     $402.9
  Net realized investment losses.        (4.0)       (2.5)      (4.9)       (.9)
  Premiums.......................        48.3        19.5      105.4       30.5
  Surrender fee and other income.         3.8         3.6        8.0        5.6
                                   ----------  ----------  ---------  ---------
    Total revenues...............       273.2       226.0      554.2      438.1
                                   ----------  ----------  ---------  ---------
Benefits and expenses:
  Interest credited..............       129.3       122.8      256.0      241.1
  Increase in policy reserves....        48.0        16.8      103.8       29.4
  Annuity and surrender benefits.        43.0        40.7       84.9       80.2
  Commissions....................        14.2        14.1       30.6       20.2
  General expenses...............        14.5        12.4       27.0       21.3
  Amortization of intangibles,
   net...........................        16.6        14.2       32.8       26.9
  Increase in deferred acquisi-
   tion costs, net...............       (14.2)      (17.4)     (29.4)     (25.9)
                                   ----------  ----------  ---------  ---------
    Total benefits and expenses..       251.4       203.6      505.7      393.2
                                   ----------  ----------  ---------  ---------
    Income before income taxes
     and minority interest.......        21.8        22.4       48.5       44.9
Provision for income taxes.......         8.7         8.7       19.4       17.3
                                   ----------  ----------  ---------  ---------
    Income before minority inter-
     est.........................        13.1        13.7       29.1       27.6
Minority interest................         4.0         3.8        8.4        7.8
                                   ----------  ----------  ---------  ---------
    Net income...................         9.1         9.9       20.7       19.8
Retained earnings at beginning of
 period..........................        83.9        34.7       72.3       24.8
                                   ----------  ----------  ---------  ---------
Retained earnings at end of peri-
 od..............................  $     93.0  $     44.6  $    93.0  $    44.6
                                   ==========  ==========  =========  =========


        See accompanying notes to the consolidated financial statements

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                  (UNAUDITED)
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                            SIX MONTHS ENDED
                                                                 JUNE 30
                                                            ------------------
                                                             1995      1994
                                                            -------  ---------
Cash flows from operating activities:
  Net income............................................... $  20.7  $    19.8
                                                            -------  ---------
  Adjustments to reconcile net income to net cash provided
   by operating activities:
    Minority interest......................................     8.4        7.8
    Increase in future policy benefits.....................   359.8      270.5
    Net realized investment losses.........................     4.9         .9
    Amortization of investment premiums and discounts......    35.1       52.8
    Amortization of intangibles, net.......................    32.8       26.9
    Change in certain assets and liabilities:
      Decrease (increase) in:
        Accrued investment income..........................     4.3        (.9)
        Deferred acquisition costs.........................   (29.4)     (25.9)
        Other assets.......................................     8.0      (10.1)
      Increase (decrease) in:
        Other policyholder liabilities.....................   (39.2)      88.3
        Accounts payable and accrued expenses..............    (6.5)     (37.2)
        Deferred income tax benefit........................     3.7       33.1
                                                            -------  ---------
          Total adjustments................................   381.9      406.2
                                                            -------  ---------
          Net cash provided by operating activities........   402.6      426.0
                                                            -------  ---------
Cash flows from investing activities:
  Proceeds from investments in fixed maturities and real
   estate..................................................   809.0    1,374.3
  Principal collected on mortgage and policy loans.........    53.6       53.3
  Purchases of fixed maturities............................  (770.8)  (1,523.5)
  Mortgage loan originations...............................  (106.3)    (158.8)
                                                            -------  ---------
          Net cash used in investing activities............   (14.5)    (254.7)
                                                            -------  ---------
Cash flows from financing activities:
  Proceeds from issue of investment contracts..............   557.8      413.6
  Redemption and benefit payments on investment contracts..  (941.0)    (589.1)
                                                            -------  ---------
          Net cash used in financing activities............  (383.2)    (175.5)
                                                            -------  ---------
          Net increase (decrease) in cash and cash equiva-
           lents...........................................     4.9       (4.2)
Cash and cash equivalents at beginning of period...........    87.8      176.9
                                                            =======  =========
Cash and cash equivalents at end of period................. $  92.7  $   172.7
                                                            =======  =========

        See accompanying notes to the consolidated financial statements

--------------------------------------------------------------------------------
   CHOICE TEN ANNUITY
--------------------------------------------------------------------------------

[LOGO OF GREAT NORTHERN INSURED ANNUITY CORPORATION APPEARS HERE]

Great Northern Insured Annuity Corporation*
 *Doing business in Texas as GNA Insurance Company

Two Union Square . Suite 5600 . P.O. Box 490
Seattle, Washington 98111-0490

Control #_______________________

PARTICIPANT (First, Middle, Last)

--------------------------------------------------------------------------------
Social Security or Federal Tax I.D. No.   Date of Birth
                                              / /           [_] Male [_] Female
--------------------------------------------------------------------------------
JOINT PARTICIPANT

--------------------------------------------------------------------------------
Social Security or Federal Tax I.D. No.    Date of Birth
                                               / /          [_] Male [_] Female
--------------------------------------------------------------------------------
Participant Address
                  H (    )
                Phone
                  W (    )
--------------------------------------------------------------------------------
City            State          Zip

--------------------------------------------------------------------------------
ANNUITANT

--------------------------------------------------------------------------------
Social Security No.             Date of Birth
                                     / /                     [_] Male [_] Female
--------------------------------------------------------------------------------
JOINT ANNUITANT                                              [_] Spouse
                                                             [_] Non-Spouse
--------------------------------------------------------------------------------
Social Security No.             Date of Birth
                                     / /                    [_] Male [_] Female
--------------------------------------------------------------------------------
BENEFICIARY(IES)
The following Beneficiary(ies) is (are) entitled to receive payments made under the provisions of this Annuity.
Primary   Contingent  Full Name  Relationship                    Date of Birth
[_]      [_]                                                         / /
--------------------------------------------------------------------------------
[_]      [_]                                                         / /
--------------------------------------------------------------------------------
[_]      [_]                                                         / /
--------------------------------------------------------------------------------
[_]      [_]                                                         / /
--------------------------------------------------------------------------------
------------------------
 [_] IRA Rollover               Special Requests

 [_] IRA Direct Transfer

 [_] IRA Direct Rollover
------------------------
================================================================================
 Guarantee Periods and Premium Allocations
 -----------------------------------------
 Initial guarantee periods listed below:

 (minimum $5,000 per contract,
 $2,000 per guarantee period)

 1 year $________     5 year $________    9 year $________
 2 year $________     6 year $________    10 year $_______
 3 year $________     7 year $________    TOTAL $_________
 4 year $________     8 year $________           (Payable to GNA)
                                                 ($5,000 minimum)

 Renewal Options
 ---------------
 [_] Current Guarantee Period [_] Maximum Selected Guarantee Period

 Prior to the end of each guarantee period, a new guarantee period must be selected. If GNA is not notified prior to the end of each guarantee period, and a renewal option is not in effect, the new period will automatically be the 1-Year Renewal Option.
 -------------------------------------------------------------------------------
 The undersigned hereby apply to Great Northern Insured Annuity Corporation for an Annuity Certificate (form 3085-93-07) in accordance with the information contained within this application:

 1. The undersigned understand that upon acceptance of this application by GNA, they will be bound by the provisions and entitled to the benefits of the annuity.

 2. Each spouse Joint Participant appoints the other to exercise annuity rights.

 3. Non-Spouse Participants: Tax laws require that all procedes be distributed to the Beneficiary(ies) at the death of the Participant or Joint Participant, whichever occurs first.

 4. After the first certificate year the annuitant may not be changed. If the participant is not a natural person the annuitant may never be changed.

 The undersigned represent that all statements set forth in this application are full, complete, and true as written and correctly recorded, to the best of our knowledge.

 [_] RECEIPT OF PROSPECTUS IS HEREBY ACKNOWLEDGED.
  WILL THIS ANNUITY REPLACE OR CHANGE ANY EXISTING
  LIFE INSURANCE OR ANNUITY CONTRACT?                            [_] NO [_] YES
  (IF YES, INCLUDE REQUIRED REPLACEMENT FORMS AND LIST ALL EXISTING POLICIES.)
 -------------------------------------------------------------------------------
 Participant Signature                                              Date
 X______________________________________________________________________________
 Joint Participant Signature, if applicable                         Date
 X______________________________________________________________________________
 Annuitant Signature (if other than Participant)                    Date
 X______________________________________________________________________________
 Joint Annuitant Signature, if applicable                           Date
 X______________________________________________________________________________

===============================================================================

WILL THIS CONTRACT REPLACE OR CHANGE ANY EXISTING LIFE INSURANCE OR ANNUITY CONTRACT? [_] NO [_] YES
--------------------------------------------------------------------------------
Agent Signature    Name Printed     Agent No.    State     Company/Institution
--------------------------------------------------------------------------------
Acct. No.      Branch Name      Number
================================================================================
3081-93-04       This annuity is not FDIC insured               A0-40-17 (10/94)

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 1995
                                  (UNAUDITED)

(1) BASIS OF PRESENTATION

  The accompanying consolidated financial statements include the accounts of Great Northern Insured Annuity Corporation (GNA) and its subsidiaries, General Electric Capital Assurance Company (GE Capital Assurance) and First GNA Life Insurance Company of New York (First GNA), together referred to herein as the Company. GNA is a wholly-owned subsidiary of GNA Corporation which is 100% owned by General Electric Capital Corporation (GE Capital).

  The consolidated financial statements represent all significant transactions during the periods presented. In the opinion of management, all adjustments of a normal recurring nature necessary to present a fair consolidated statement of financial position as of June 30, 1995, consolidated results of operations for the three- and six-month interim periods ended June 30, 1995 and June 30, 1994 and consolidated cash flows for the six-month interim periods ended June 30, 1995 and June 30, 1994 have been included. The consolidated financial statements have been prepared in accordance with Regulation S-X and therefore do not include some information and footnotes necessary to constitute a complete and detailed presentation in conformity with annual reporting requirements.

  The results of operations for the three and six months ended June 30, 1995 should not be regarded as an indication of the results that may be expected for the entire year.

(2) COMMITMENTS AND CONTINGENCIES

  (a) As of June 30, 1995, the Company was committed to fund $66.2 million in mortgage loans.

  (b) The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

  There are currently several insurance companies which had substantial amounts of annuity business in the process of liquidation or rehabilitation. The Company paid assessments of $3.4 million to various state guaranty associations during the six months ended June 30, 1995. At June 30, 1995, accounts payable and accrued expenses include $43.4 million related to estimated assessments.

(3) RECENTLY ADOPTED ACCOUNTING STANDARDS

  The Company adopted Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, and the related SFAS No. 118, Accounting by Creditors for Impairment of a Loan--Income Recognition and Disclosures, on January 1, 1995. The adoption of these Statements had no effect on earnings or financial position as the same level of allowance for losses was appropriate under both the previous accounting policy and the newly-adopted policy.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Great Northern Insured Annuity Corporation:

  We have audited the accompanying consolidated balance sheets of Great Northern Insured Annuity Corporation and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, shareholder's interest, and cash flows for the year ended December 31, 1994 and the nine-month period ended December 31, 1993. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index as of and for the year ended December 31, 1994 and the nine-month period ended December 31, 1993. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Great Northern Insured Annuity Corporation and subsidiaries as of December 31, 1994 and 1993, and the results of their operations and their cash flows for the year ended December 31, 1994 and the nine-month period ended December 31, 1993 in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

  As discussed in note 1 to the consolidated financial statements, effective April 1, 1993, General Electric Capital Corporation acquired all of the outstanding stock of the Company's parent, GNA Corporation, in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the period after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

  As discussed in note 1, the Company changed its method of accounting for certain investments in debt and equity securities as of December 31, 1993.

                                          KPMG Peat Marwick LLP

Seattle, Washington
February 17, 1995

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
Great Northern Insured Annuity Corporation:

  We have audited the accompanying consolidated statements of income, shareholder's interest and cash flows of Great Northern Insured Annuity Corporation (a Washington Corporation) and subsidiaries for the three months ended March 31, 1993 and the year ended December 31, 1992. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of Great Northern Insured Annuity Corporation and subsidiaries' operations and their cash flows for the three months ended March 31, 1993 and the year ended December 31, 1992 in conformity with generally accepted accounting principles.

  Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. Schedule III is presented for the purpose of complying with the Securities and Exchange Commission rules and is not part of the basic consolidated financial statements. As it relates to the year ended December 31, 1992 and the three month period ended March 31, 1993 this schedule has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic consolidated financial statements taken as a whole.

                                          Arthur Andersen LLP

Seattle, Washington
July 14, 1993

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1994 AND 1993
             (DOLLAR AMOUNTS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                         ASSETS                             1994       1993
                         ------                           ---------  ---------
Investments:
  Fixed maturities, at fair value (amortized cost of
   $11,322.5 in 1994 and $10,951.6 in 1993).............. $10,281.3  $10,930.3
  Mortgage loans, net of valuation allowance of $32.0 in
   1994 and $30.5 in 1993................................   1,352.1    1,054.9
  Real estate owned......................................       6.3        7.5
  Policy loans...........................................      88.6       97.8
  Short-term investments.................................      58.7      152.4
                                                          ---------  ---------
    Total investments....................................  11,787.0   12,242.9
Cash.....................................................      29.2       24.5
Accrued investment income................................     196.3      203.1
Deferred acquisition costs...............................      92.1       27.1
Intangible assets........................................     562.7      468.1
Income tax receivable....................................       2.7       10.4
Deferred income tax benefit..............................     404.7      166.8
Other assets.............................................      37.1       17.2
                                                          ---------  ---------
    Total assets......................................... $13,111.8  $13,160.1
                                                          =========  =========
         LIABILITIES AND SHAREHOLDER'S INTEREST
         --------------------------------------
Liabilities:
  Future annuity and contract benefits................... $12,206.5  $11,819.3
  Other policyholder liabilities.........................     210.7       88.0
  Accounts payable and accrued expenses..................     149.6      172.7
                                                          ---------  ---------
    Total liabilities....................................  12,566.8   12,080.0
                                                          ---------  ---------
Minority interest........................................     279.6      342.4
Shareholder's interest:
  Common stock, $100 par value. Authorized, issued and
   outstanding 25,000 shares.............................       2.5        2.5
  Additional paid-in capital.............................     719.4      726.7
  Net unrealized investment loss.........................    (528.8)     (16.3)
  Retained earnings......................................      72.3       24.8
                                                          ---------  ---------
    Total shareholder's interest.........................     265.4      737.7
                                                          ---------  ---------
    Total liabilities and shareholder's interest......... $13,111.8  $13,160.1
                                                          =========  =========

          See accompanying notes to consolidated financial statements.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

                  YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                         1993
                                               ------------------------
                                                APRIL 1--   JANUARY 1--
                                        1994   DECEMBER 31   MARCH 31    1992
                                       ------  ------------ ----------- ------
                                                  (POST-
                                               ACQUISITION)
Revenues:
  Net investment income............... $837.8     $477.2      $102.6    $406.4
  Net realized investment gains.......    6.3        4.3          .1      31.9
  Premiums............................  117.6       23.4         2.6       7.3
  Surrender fee and other income......   11.2        8.9         2.8      12.8
                                       ------     ------      ------    ------
    Total revenues....................  972.9      513.8       108.1     458.4
                                       ------     ------      ------    ------
Benefits and expenses:
  Interest credited...................  489.4      331.4        80.5     338.4
  Change in policy reserves...........  120.4       23.0         1.7       5.8
  Annuity and surrender benefits......  160.9       71.3         1.0       3.9
  Commissions.........................   52.8       20.3         7.5      33.2
  General expenses....................   46.8       32.5        12.0      57.6
  Amortization of intangibles, net....   58.0       19.8         --        --
  Increase in deferred acquisition
   costs, net.........................  (63.1)     (27.2)       (8.9)    (34.1)
                                       ------     ------      ------    ------
    Total benefits and expenses.......  865.2      471.1        93.8     404.8
                                       ------     ------      ------    ------
    Income before income taxes and
     minority interest................  107.7       42.7        14.3      53.6
Provision for income taxes............   44.7       12.2         5.0      20.0
                                       ------     ------      ------    ------
    Income before minority interest...   63.0       30.5         9.3      33.6
Minority interest.....................   15.5        5.7         --        --
                                       ------     ------      ------    ------
    Net income........................ $ 47.5     $ 24.8      $  9.3    $ 33.6
                                       ======     ======      ======    ======



          See accompanying notes to consolidated financial statements.

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF SHAREHOLDER'S INTEREST

                  YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                          (DOLLAR AMOUNTS IN MILLIONS)

                          COMMON STOCK  ADDITIONAL   UNREALIZED                TOTAL
                          -------------  PAID-IN     INVESTMENT   RETAINED SHAREHOLDER'S
                          SHARES AMOUNT  CAPITAL   GAINS (LOSSES) EARNINGS   INTEREST
                          ------ ------ ---------- -------------- -------- -------------
Balances at December 31,
 1991...................  35,150  $2.0    $175.1      $   --       $127.6     $304.7
Net income..............     --    --        --           --         33.6       33.6
Dividends...............     --    --        --           --        (12.0)     (12.0)
Net unrealized
 investment losses......     --    --        --           (.5)        --         (.5)
                          ------  ----    ------      -------      ------     ------
Balances at December 31,
 1992...................  35,150   2.0     175.1          (.5)      149.2      325.8
Net income..............     --    --        --           --          9.3        9.3
Net unrealized
 investment gains.......     --    --        --           2.4         --         2.4
                          ------  ----    ------      -------      ------     ------
Balances at March 31,
 1993...................  35,150   2.0     175.1          1.9       158.5      337.5
                          ======  ====    ======      =======      ======     ======
Balances at April 1,
 1993 (post-
 acquisition)...........  25,000   2.5     543.8          --          --       546.3
Net income..............     --    --        --           --         24.8       24.8
Capital contribution of
 GE Capital Assurance...     --    --      182.9          --          --       182.9
Net unrealized
 investment losses......     --    --        --         (16.3)        --       (16.3)
                          ------  ----    ------      -------      ------     ------
Balances at December 31,
 1993...................  25,000   2.5     726.7        (16.3)       24.8      737.7
Net income..............     --    --        --           --         47.5       47.5
Purchase price
 adjustments............     --    --       (7.3)         --          --        (7.3)
Net unrealized
 investment losses......     --    --        --        (512.5)        --      (512.5)
                          ------  ----    ------      -------      ------     ------
Balances at December 31,
 1994...................  25,000  $2.5    $719.4      $(528.8)     $ 72.3     $265.4
                          ======  ====    ======      =======      ======     ======



          See accompanying notes to consolidated financial statements.

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                       1993
                                              -----------------------
                                                APRIL 1-   JANUARY 1-
                                      1994    DECEMBER 31   MARCH 31    1992
                                    --------  ------------ ---------- --------
                                                 (POST-
                                              ACQUISITION)
Cash flows from operating
 activities:
 Net income.......................  $   47.5    $   24.8     $  9.3   $   33.6
                                    --------    --------     ------   --------
 Adjustments to reconcile net
  income to net cash provided by
  operating activities:
   Minority interest..............      15.5         5.7        --         --
   Increase in future policy
    benefits......................     609.8       357.0       82.2      344.2
   Net realized investment gains..      (6.3)       (4.3)       (.1)     (31.9)
   Amortization of investment
    premiums and discounts........      83.6        80.5       22.8       66.4
   Amortization of intangibles....      58.0        19.4         .4        1.7
   Change in certain assets and
    liabilities:
     Decrease (increase) in:
      Accrued investment income...       6.5         (.9)      (4.3)      (7.4)
      Deferred acquisition costs..     (63.1)      (27.2)      (8.9)     (34.1)
      Deferred income tax benefit.      30.2        (5.5)       --        (2.9)
      Income tax receivable.......       7.7        (8.0)       4.2       (1.9)
      Other assets................     (18.4)        5.0         .3       (4.1)
     Increase (decrease) in:
      Other policyholder
       liabilities................     122.7       (34.3)      18.4        3.9
      Accounts payable and accrued
       expenses...................     (13.0)       53.8       (5.8)       9.7
                                    --------    --------     ------   --------
      Total adjustments...........     833.2       441.2      109.2      343.6
                                    --------    --------     ------   --------
      Net cash provided by
       operating activities.......     880.7       466.0      118.5      377.2
                                    --------    --------     ------   --------
Cash flows from investing
 activities:
 Proceeds from investments in
  fixed maturities and real estate
  ................................   1,970.8     3,912.0      280.5    3,803.8
 Principal collected on mortgage
  loans...........................      93.1       117.1        7.1       44.4
 Purchases of fixed maturities....  (2,413.7)   (4,741.8)    (725.7)  (4,421.0)
 Mortgage loan originations.......    (389.2)     (104.0)     (37.0)    (114.3)
                                    --------    --------     ------   --------
      Net cash used in investing
       activities.................    (739.0)     (816.7)    (475.1)    (687.1)
                                    --------    --------     ------   --------
Cash flows from financing
 activities:
 Proceeds from issue of investment
  contracts.......................     994.9       489.4      178.5      819.9
 Redemption and benefit payments
  on investment contracts ........  (1,220.6)     (604.4)    (117.6)    (389.3)
 Cash received upon contribution
  of GE Capital Assurance ........       --        540.4        --         --
 Short-term borrowings............      (5.0)        5.0        --         --
 Dividends........................       --          --         --       (12.0)
                                    --------    --------     ------   --------
      Net cash provided by (used
       in) financing activities...    (230.7)      430.4       60.9      418.6
                                    --------    --------     ------   --------
      Net increase (decrease) in
       cash and cash equivalents..     (89.0)       79.7     (295.7)     108.7
                                    --------    --------     ------   --------
Cash and cash equivalents at
 beginning of period..............     176.9        97.2      392.9      284.2
                                    --------    --------     ------   --------
Cash and cash equivalents at end
 of period........................  $   87.9    $  176.9     $ 97.2   $  392.9
                                    ========    ========     ======   ========


          See accompanying notes to consolidated financial statements.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                       DECEMBER 31, 1994, 1993 AND 1992
                         (DOLLAR AMOUNTS IN MILLIONS)

(1) ACQUISITIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 (a) Acquisitions

  The accompanying consolidated financial statements include the accounts of Great Northern Insured Annuity Corporation (GNA) and its subsidiaries, General Electric Capital Assurance Company (GE Capital Assurance) and First GNA Life Insurance Company of New York (First GNA), together referred to herein as the Company. GNA is a wholly-owned subsidiary of GNA Corporation which is 100% owned by General Electric Capital Corporation (GE Capital).

  Effective April 1, 1993, GE Capital, all of whose common stock is indirectly owned by General Electric Company, completed the acquisition of 100% of GNA Corporation's capital stock from Weyerhaeuser Company and Weyerhaeuser Financial Services Inc. for a purchase price of $582.4. For tax return purposes, the parties to this purchase have agreed to treat the purchase as an acquisition of assets. Effective July 14, 1993, GE Capital acquired 100% of the issued and outstanding capital stock of United Pacific Life Insurance Company and four of its seven wholly-owned subsidiaries from Reliance Insurance Company and its parent company, Reliance Group Holdings, Inc. for a purchase price of $514.6 in cash (collectively, the Acquisitions). The purchase price pertaining to GNA Corporation and its subsidiaries is subject to certain post-closing adjustments. During 1994, United Pacific Life Insurance Company was renamed GE Capital Assurance.

  GE Capital contributed its majority ownership of GE Capital Assurance to GNA. Following this contribution, GE Capital Assurance's shareholders' equity is distributed as follows:

                                                                       HELD ENTIRELY
       SHARES ISSUED                         RIGHTS                         BY
       -------------                         ------                    -------------
   Preferred Stock......... 1,000,000 authorized, 300,000 issued and  GNA Corporation outstanding nonvoting shares. $1 par
                             value, redeemable at GE Capital Assur-
                             ance's Board of Directors' option for
                             $1,000 per share, $50 per share annual,
                             cumulative, non-participating dividend
                             rate.
   Common Stock, Class A... 5,000,000 authorized, 2,450,000 issued    GNA
                             and outstanding voting shares. $1 par
                             value.
   Common Stock, Class B... 2,000,000 authorized, 550,000 issued and  GNA Corporation outstanding nonvoting shares. $1 par
                             value.

  The results of GE Capital Assurance are included in the accompanying financial statements from its July 14, 1993 date of acquisition. At December 31, 1994 and 1993, the minority interest amount of $279.6 and $342.4, respectively, represents GNA Corporation's preferred stock interest ($318.9 and $303.9, respectively, including accrued dividend) and Class B common stock interest in GE Capital Assurance. All significant intercompany accounts have been eliminated in consolidation.

  The Acquisitions have been accounted for using the purchase method of accounting. Accordingly, each acquisition's purchase price has been allocated to the assets acquired and the liabilities assumed based on their estimated fair values at their respective acquisition dates. The consolidated statements of income, shareholder's interest, and cash flows include the effects of purchase adjustments as of their respective acquisition dates.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  Following are pro forma results of operations of the Company for the years ended December 31, 1993 and 1992, as if the Acquisitions had occurred at the beginning of the period presented:

                                                                    1993   1992
                                                                   ------ ------
                                                                    (UNAUDITED)
      Total revenues.............................................. $890.8 $983.6
      Net income..................................................   27.5   14.5

  The pro forma data have been prepared based on assumptions management deems appropriate and the results are not necessarily indicative of those that might have occurred had the transactions become effective at the beginning of the respective years, primarily due to planned changes in investment and other business strategies.

 (b) Basis of Presentation

  These consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP) for stock life insurance companies, which vary in several respects from accounting practices prescribed or permitted by the Insurance Commissioners of the states of Washington, Delaware and New York, where the Company and subsidiaries are domiciled.

 (c) Products

  The primary product of the Company is investment type deferred annuities. The Company has also issued life contingent structured settlement policies, pension annuities, single premium whole life policies, deferred compensation contracts and a limited number of universal life policies. Investment type immediate annuities are also issued. The Company considers the sale of annuity and life insurance products to be a single segment/line of business.

  GNA has effective registration statements with the Securities and Exchange Commission for the purposes of marketing Modified Guaranteed Annuity (MGA) and Group Deferred Variable Annuity products. The MGA offers customers a guaranteed interest rate for a predetermined time period and subjects customers to a market value adjustment on early withdrawals. The Group Deferred Variable Annuity offers customers eighteen investment options: eight which invest in shares of a corresponding mutual fund portfolio, and ten which correspond with guaranteed interest rate periods of one to ten years.

 (d) Revenues

  Investment income is recorded when earned. Investment gains and losses are calculated on the basis of specific identification. Premiums from the sale of life contingent annuities are recognized as revenue when contracts are issued. Surrender charges are recognized as income when they are realized.

 (e) Investments

  On December 31, 1993, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities. All of the Company's fixed maturities were designated as available-for-sale at both December 31, 1994 and 1993. Accordingly, such investments were reported at fair value. At the July 21, 1994 Emerging Issues Task Force meeting, the Securities and Exchange Commission announced that the effects of unrealized losses on the balances of the present value of future profits, deferred acquisition costs, deferred income tax benefit and minority interest should be recorded within certain limitations. Therefore, unrealized losses, net of the effects of these items, have been included in shareholder's interest as of December 31, 1994. Shareholder's interest included net unrealized losses of $528.8 million and $16.3 million at December 31, 1994 and 1993, respectively, a difference primarily due to a decrease in the fair value of fixed maturities, principally resulting from increased interest rates. Carrying amounts of liabilities of the Company are not adjusted for changes in fair value. In a rising interest rate environment, the fair value of these liabilities would be expected to decline. Unrealized losses that are other than temporary are recognized in earnings.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  Mortgage and policy loans are stated at the unpaid principal balance of such loans, net of allowances for probable uncollectible balances.

  Foreclosed real estate owned is carried at lower of cost or fair value less selling costs, giving consideration to current occupancy rates and economic conditions.

 (f) Statement of Cash Flows

  All highly liquid investments with an original maturity of three months or less are classified as short-term investments on the balance sheets and considered cash equivalents in the statements of cash flows.

  During the year 1994 and the nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992, the Company acquired real estate through foreclosure amounting to $1.6, $2.9, $0.0 and $7.5, respectively, and paid federal and state income taxes of $6.8, $40.9, $0.2 and $24.8, respectively. Effective July 14, 1993, the Company also received a capital contribution of $182.9 in the form of GE Capital Assurance's Class A common stock from GNA Corporation.

 (g) Future Annuity and Contract Benefits

  Investment Contracts--Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the policy term with renewal rates determined by management. At December 31, 1994 and 1993, investment contracts comprised $9,769.1 and $9,522.1, respectively.

  Insurance Contracts--Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits is the present value of such benefits based on mortality, and other assumptions which were appropriate at the time the policies were issued. These assumptions are periodically evaluated for potential premium deficiencies. Interest rate assumptions used in calculating the present value range from 4.0% to 9.1%. At December 31, 1994 and 1993, insurance contracts comprised $2,437.4 and $2,297.2, respectively.

 (h) Deferred Acquisition Costs

  Acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts, such as commissions, direct advertising and printing, and certain support costs such as underwriting and policy issue expenses. Acquisition costs capitalized are determined by actual costs and expenses incurred by product in the year of issue. For investment contracts, the amortization is based on the present value of the anticipated gross profits from investments, interest credited, surrender charges, mortality and maintenance expenses. As actual gross profits vary from projected, the impact on amortization is included in net income. For insurance contracts, the acquisition costs are amortized in relation to the benefit payments.

  In conjunction with the Acquisitions, the unamortized deferred acquisition cost balance existing on the respective purchase dates was eliminated. Activity in deferred acquisition costs was as follows:

                                                         1993
                                                -----------------------
                                                 APRIL 1--  JANUARY 1--
                                          1994  DECEMBER 31  MARCH 31    1992
                                          ----- ----------- ----------- ------
   Beginning unamortized balance......... $27.1    $ --       $255.2    $221.1
   Costs deferred........................  62.8     26.4        10.8      48.4
   Amortization, net.....................    .3       .7        (1.8)    (14.3)
                                          -----    -----      ------    ------
   Ending unamortized balance............  90.2     27.1       264.2     255.2
   Cumulative effect of net unrealized
    investment losses....................   1.9      --          --        --
                                          -----    -----      ------    ------
   Recorded balance...................... $92.1    $27.1      $264.2    $255.2
                                          =====    =====      ======    ======

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

 (i) Intangible Assets

  (1) Present Value of Future Profits--In conjunction with the Acquisitions, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called the present value of future profits (PVFP), is actuarially determined based on the present value of projected future gross profits on contracts acquired.

  The method used by the Company to value PVFP is summarized as follows: (1) identify the future gross profits attributable to certain lines of business,
(2) identify the risks inherent in realizing those gross profits, and (3) discount these gross profits at the rate of return that the Company believes it must earn in order to accept the inherent risks.

  After PVFP is determined, the amount is amortized, net of accreted interest, based on the incidence of the expected gross profits. As actual gross profits vary from projection, the impact on amortization is included in net income.

  Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference will be charged to expense.

  Activity in PVFP was as follows:

                                                                     APRIL 1--
                                                                    DECEMBER 1,
                                                             1994      1993
                                                            ------  -----------
   Beginning unamortized balance........................... $363.9    $322.2
   GE Capital Assurance purchase, July 15, 1993............    --       59.4
   Interest accrued at 4.9% in 1994 and 5.5% in 1993.......   17.8      14.2
   Amortization............................................  (67.8)    (31.9)
                                                            ------    ------
   Ending unamortized balance..............................  313.9     363.9
   Cumulative effect of net unrealized investment losses
    (gains)................................................  101.2     (10.2)
                                                            ------    ------
   Recorded balance........................................ $415.1    $353.7
                                                            ======    ======

  Amortization of PVFP, net of accretion, as a percent of the unamortized PVFP balance for the next five years is estimated as follows:

           1995..........................................  14%
           1996..........................................  14%
           1997..........................................  13%
           1998..........................................  12%
           1999..........................................  10%

  (2) Goodwill--In conjunction with the Acquisitions, $154.7 of goodwill was recorded and will be amortized over 25 years. This asset has been adjusted to reflect the final GE Capital Assurance purchase price and adjustments for the preliminary impact of certain tax elections related to the acquisition of GNA. During the year ended December 31, 1994 and the period April 1 through December 31, 1993, $7.8 and $2.0, respectively, was amortized. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

 (j) Federal Income Tax

  The Company files a life insurance consolidated federal income tax return. Prior to April 1, 1993, the Company was included in the consolidated federal income tax return of the Weyerhauser Company. The Company follows the asset and liability method in accounting for income taxes. Tax assets and liabilities resulting from temporary differences between financial and tax net income are recorded using the enacted statutory tax rates expected to be applicable when the differences reverse. An evaluation of existing evidence is made to determine the need for an asset related valuation allowance.

 (k) Reclassifications

  Certain reclassifications have been made to the 1993 and 1992 consolidated financial statements to conform to the 1994 presentation. These reclassifications have no effect on reported net income or financial position.

(2) INVESTMENTS

 (a) Fixed Maturities

  At December 31, the amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturities available-for-sale portfolio were as follows:

                                                         GROSS
                                                      UNREALIZED
                                          AMORTIZED ---------------    FAIR
                    1994                    COST    GAINS  LOSSES      VALUE
                    ----                  --------- ----- ---------  ---------
   United States debt securities and
    agency issues........................ $   838.3 $ --  $  (143.6) $   694.7
   State debt securities.................       8.9   --        (.3)       8.6
   Foreign debt securities...............      21.1   --       (2.3)      18.8
   Corporate debt securities.............   8,199.8   2.3    (734.0)   7,468.1
   Redeemable preferred stock............      16.8   --       (4.1)      12.7
   Mortgage-backed securities............   2,237.6  13.7    (172.9)   2,078.4
                                          --------- ----- ---------  ---------
     Totals.............................. $11,322.5 $16.0 $(1,057.2) $10,281.3
                                          ========= ===== =========  =========
                    1993
                    ----
   United States debt securities and
    agency issues........................ $   662.5 $ 1.3 $   (19.7) $   644.1
   State debt securities.................       8.8    .2       --         9.0
   Foreign debt securities...............      21.3   --        (.2)      21.1
   Corporate debt securities.............   8,139.4  64.5     (73.3)   8,130.6
   Redeemable preferred stock............      16.6    .2       (.2)      16.6
   Mortgage-backed securities............   2,103.0  17.8     (11.9)   2,108.9
                                          --------- ----- ---------  ---------
     Totals.............................. $10,951.6 $84.0 $  (105.3) $10,930.3
                                          ========= ===== =========  =========

  At December 31, 1994, approximately 27.7%, 15.5% and 12.4% of the Company's investment portfolio is comprised of securities issued by the manufacturing, financial and utility industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of the Company's investment portfolio. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  At December 31, 1994, the Company held fixed maturity securities, other than securities issued or guaranteed by the U.S. government, in Ford Motor Company and Occidental Petroleum Corp. of $107.0 and $81.4, respectively, which exceed 10% of shareholder's interest before net unrealized investment losses.

  As required by law, the Company has investments on deposit of $5.0 and $3.9 at December 31, 1994 and 1993, respectively, with governmental authorities and banks for the protection of policyholders.

  For the years ended December 31, the sources of investment income of the Company were as follows:

                                                          1993
                                                 -----------------------
                                                  APRIL 1--  JANUARY 1--
                                          1994   DECEMBER 31  MARCH 31    1992
                                         ------  ----------- ----------- ------
   Fixed maturities..................... $724.9    $398.7      $ 76.9    $298.1
   Mortgage loans.......................  105.7      76.1        24.9      99.9
   Other................................   13.7       5.2         2.2      13.4
                                         ------    ------      ------    ------
   Gross investment income..............  844.3     480.0       104.0     411.4
   Investment expense...................   (6.5)     (2.8)       (1.4)     (5.0)
                                         ------    ------      ------    ------
   Net investment income................ $837.8    $477.2      $102.6    $406.4
                                         ======    ======      ======    ======

  For the years ended December 31, the Company realized sales proceeds, gross investment gains and losses as follows:

                                                       1993
                                              -----------------------
                                               APRIL 1--  JANUARY 1--
                                       1994   DECEMBER 31  MARCH 31     1992
                                      ------  ----------- ----------- --------
   Sales proceeds.................... $860.1   $2,591.4      $15.7    $1,309.1
                                      ------   --------      -----    --------
   Gross realized investment:
     Gains...........................   17.5       35.3         .9        39.5
     Losses..........................  (11.2)     (31.0)       (.8)       (7.6)
                                      ------   --------      -----    --------
   Net realized investment gains
    (losses)......................... $  6.3   $    4.3      $  .1    $   31.9
                                      ======   ========      =====    ========

  The additional proceeds from investments result from principal collected on mortgage-backed securities, maturities, calls and sinking payments.

  The changes in net unrealized gain (loss) of fixed maturities for the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992 were $(1,019.9), $(21.3), $93.0 and $(48.7), respectively.

  Fixed maturities are considered available for sale pursuant to SFAS No. 115. Accordingly, fixed maturities are accounted for at fair value through shareholder's interest, net of the following adjustments:

                                                               1994      1993
                                                             ---------  ------
      Fixed maturities...................................... $(1,041.2) $(21.3)
      Deferred acquisition costs............................       1.9     --
      Present value of future profits.......................     101.2   (10.2)
      Deferred income taxes.................................     328.3    11.0
      Minority interest.....................................      81.0     4.2
                                                             ---------  ------
        Net unrealized investment loss...................... $  (528.8) $(16.3)
                                                             =========  ======

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The maturity distribution of the fixed maturities portfolio at December 31 was as follows:

                                               1994                1993
                                        ------------------- -------------------
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
   Due in one year or less............. $   257.7 $   254.7 $   553.0 $   554.7
   Due between one year through five
    years..............................   3,093.2   2,917.0   2,798.1   2,817.5
   Due between five years through ten
    years..............................   2,922.5   2,635.4   2,744.9   2,734.9
   Due after ten years.................   2,811.5   2,395.8   2,752.6   2,714.3
                                        --------- --------- --------- ---------
     Subtotals.........................   9,084.9   8,202.9   8,848.6   8,821.4
   Mortgage-backed securities..........   2,237.6   2,078.4   2,103.0   2,108.9
                                        --------- --------- --------- ---------
     Totals............................ $11,322.5 $10,281.3 $10,951.6 $10,930.3
                                        ========= ========= ========= =========

  The evaluation of investment and credit risk is undertaken by a number of rating services, such as Standard & Poor's Corporation and Moody's Investors Services. These services assign a letter rating to each security on the basis of their evaluation. Bonds with ratings ranging from AAA to BBB are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated"; this has neither positive nor negative implications regarding the value of the security.

  The fixed maturities portfolio at December 31 consisted of the following classes of securities:

                                                   1994              1993
                                             ----------------- -----------------
                                               FAIR              FAIR
                                               VALUE   PERCENT   VALUE   PERCENT
                                             --------- ------- --------- -------
   Agencies and treasuries.................. $ 2,015.5   19.6% $ 1,808.2   16.6%
   AAA......................................     390.2    3.8      451.2    4.1
   AA.......................................     792.0    7.7    1,005.6    9.2
   A........................................   2,948.4   28.7    3,147.1   28.8
   BBB......................................   3,166.9   30.8    3,619.0   33.1
   BB.......................................     429.6    4.2      348.6    3.2
   B........................................      67.8     .7       91.2     .8
   CCC......................................       --     --          .1    --
   Not rated................................     470.9    4.5      459.3    4.2
                                             ---------  -----  ---------  -----
     Totals................................. $10,281.3  100.0% $10,930.3  100.0%
                                             =========  =====  =========  =====

  At December 31, 1994 and 1993, there were no bonds and one bond ($0.9), respectively, in default as to interest and principal.

 (b) Mortgage Loans

  At December 31, 1994 and 1993, the Company's mortgage loan portfolio consisted of 1,226 and 1,123, respectively, first mortgage loans on commercial real estate properties. The loans, which are originated by the Company through a network of mortgage bankers, are made only on completed, leased properties and generally have a maximum loan-to-value ratio of 75% at the date of origination. The Company does not engage in construction lending or land loans.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The Company originated $62.3, $30.9 and $24.7 of mortgages secured by real estate in California, which represent 16%, 22% and 22% of total originations for the years ended December 31, 1994, 1993 and 1992, respectively. At December 31, 1994 and 1993 respectively, the Company held $558.3 and $527.8 in mortgages secured by real estate in California; this is 40% and 50% of the total mortgage portfolio, respectively.

  At December 31, 1994 and 1993, there were two and one, respectively, mortgage loans with a book value of $2.5 and $0.6 in default as to interest and principal; reserves for interest and principal amounts deemed uncollectible have been established.

  The allowance for losses on mortgage loans at December 31, 1994 and 1993 represented 2.3% and 2.8% of total mortgage loans, respectively.

  The following table shows the activity in the allowance for losses during the years ended December 31:

                                                           1993
                                                  -----------------------
                                                   APRIL 1--  JANUARY 1--
                                           1994   DECEMBER 31  MARCH 31   1992
                                           -----  ----------- ----------- -----
   Balance at beginning of period......... $30.5     $30.4       $ .8     $ 1.0
   Additions..............................   2.4       2.6         .8       5.4
   Amounts written off, net...............   (.9)     (2.5)       (.6)     (5.6)
                                           -----     -----       ----     -----
   Balance at end of period............... $32.0     $30.5       $1.0     $  .8
                                           =====     =====       ====     =====

  Amounts written off in 1994 were approximately 0.07% of average mortgage loans outstanding during the year, compared with 0.57% and 0.25% during 1993 and 1992, respectively.

  In conjunction with the GE Capital purchase of GNA, in March 1993, the Company sold 52 mortgage loans and 4 real estate properties with an estimated fair value of $51.6 to Weyerhaeuser Financial Services, Inc. The assets were sold for $47.4, which represented their recorded value as of February 28, 1993. The Company recognized a loss of $4.2 on this transaction for which Weyerhaeuser Financial Services, Inc. made an equivalent capital contribution.

  SFAS No. 114, Accounting by Creditors for Impairment of a Loan, and the related SFAS No. 118, together modify the accounting and disclosure that applies when it is probable that all amounts due under contractual terms of a commercial loan will not be collected. Had these standards been adopted for 1994, there would have been no effect on earnings or financial position, and management does not foresee any significant future effect following adoption on January 1, 1995.

(3) FEDERAL AND STATE INCOME TAXES

  The total provisions for federal and state income tax for the years ended December 31 consisted of the following components:

                                                          1993
                                                 -----------------------
                                                  APRIL 1--  JANUARY 1--
                                           1994  DECEMBER 31  MARCH 31   1992
                                           ----- ----------- ----------- -----
   Current federal income tax provision... $12.0   $ 27.6       $3.6     $19.5
   Deferred federal income tax provision
    (benefit).............................  29.2    (17.2)       1.2      (3.4)
                                           -----   ------       ----     -----
     Subtotal--federal provision..........  41.2     10.4        4.8      16.1
                                           -----   ------       ----     -----
   Current state income tax provision.....   2.5      3.0         .2       3.4
   Deferred state income tax provision
    (benefit).............................   1.0     (1.2)       --         .5
                                           -----   ------       ----     -----
     Subtotal--state provision............   3.5      1.8         .2       3.9
                                           =====   ======       ====     =====
     Total federal and state income tax
      provision........................... $44.7   $ 12.2       $5.0     $20.0
                                           =====   ======       ====     =====

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  On August 10, 1993, the federal income tax rate applied to corporations was increased from 34% to 35% effective January 1, 1993, due to the Omnibus Budget Reconciliation Act of 1993. This change has been reflected in net income for the nine months ended December 31, 1993.

  The reconciliation of the federal statutory tax rate to the effective income tax rate is as follows:

                                                           1993
                                                  -----------------------
                                                   APRIL 1--  JANUARY 1--
                                            1994  DECEMBER 31  MARCH 31   1992
                                            ----  ----------- ----------- ----
   Federal statutory corporate tax rate.... 35.0%    35.0%       34.0%    34.0%
   State income tax........................  2.2      1.9         1.0      5.1
   Rate change.............................  --      (9.4)        --       --
   Change in accounting principle..........  --       --          --      (2.1)
   Goodwill amortization...................  2.5      1.6         --       --
   Other, net..............................  1.8      (.5)        --        .3
                                            ----     ----        ----     ----
     Effective rate........................ 41.5%    28.6%       35.0%    37.3%
                                            ====     ====        ====     ====

  The components of the net deferred income tax benefit at December 31 were as follows:

                                                                  1994    1993
                                                                 ------  ------
   Assets:
     Net unrealized investment loss............................  $328.3  $ 11.0
     Future annuity and contract benefits......................   241.7   276.1
     Guaranty association assessments..........................    22.6    20.2
     Deferred acquisition costs................................     3.9    27.6
     Other assets..............................................     6.2     3.3
                                                                 ------  ------
       Total deferred tax assets...............................   602.7   338.2
                                                                 ------  ------
   Liabilities:
     Fixed maturity valuation..................................   (94.2)  (97.9)
     Mortgage loans............................................     --    (28.1)
     Present value of future profits...........................   (95.9)  (44.6)
     Other.....................................................    (7.9)    (.8)
                                                                 ------  ------
       Total deferred tax liabilities..........................  (198.0) (171.4)
                                                                 ------  ------
       Net deferred income tax benefit.........................  $404.7  $166.8
                                                                 ======  ======

  At December 31, 1994, the Company's deferred income tax assets and liabilities include adjustments related to the acquisition of GNA, which was accounted for tax purposes as a purchase of assets.

  Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and tax planning strategies will generate sufficient taxable income to realize deferred tax assets. No valuation allowance for deferred tax assets was deemed necessary.

(4) RELATED-PARTY TRANSACTIONS

  During the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993, and year 1992, the Company received $2.6, $4.4, $1.9 and $5.7, respectively, from its affiliates, GNA Securities, Inc. and GNA Distributors, Inc. for reimbursement of marketing, administrative and general office expenses.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(5) COMMITMENTS AND CONTINGENCIES

 (a) Mortgage Loan Commitments

  As of December 31, 1994 and 1993, the Company was committed to fund $126.7 and $140.6, respectively, in mortgage loans.

 (b) Leases

  The Company leases the office space used in its operations. Lease expense for the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992 amounted to $3.4, $2.5, $0.8 and $3.0, respectively.

  Future minimum commitments under operating leases as of December 31, 1994 are summarized as follows:

      1995................................................................ $ 4.3
      1996................................................................   4.1
      1997................................................................   3.8
      1998................................................................   3.7
      1999................................................................   2.8
                                                                           -----
        Total............................................................. $18.7
                                                                           =====

  Rates for certain office space leases are subject to inflationary increases. The effect of such inflationary increases has not been reflected in the future minimum commitments.

 (c) Deferred Compensation Arrangements

  The Company has nonqualified deferred compensation arrangements with certain senior officers. Compensation earned will be paid through a ten-year annuity, commencing ten years from the date of employment or promotion. Deferred compensation vests at 10% for each year of service. The present value of accrued amounts vested at December 31, 1994 and 1993 were $3.6 and $3.8, respectively. During the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993, and year 1992, the Company expensed $0.6, $0.5, $0.2 and $0.8, respectively, related to deferred compensation.

 (d) Guaranty Association Assessments

  The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

  There are currently several insurance companies which had substantial amounts of annuity business, in the process of liquidation or rehabilitation. The Company paid $10.3, $3.5, $0.9 and $2.6 to various state guaranty associations during the year 1994, nine months ended December 31, 1993, three months ended March 31, 1993 and year 1992, respectively. At December 31, 1994 and 1993, accounts payable and accrued expenses include $46.8 and $57.1, respectively, related to estimated assessments.

 (e) Litigation

  There is no material pending litigation to which the Company is a party or of which any of the Company's property is the subject, and there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

(6) STATUTORY BASIS DATA AND RESTRICTION OF RETAINED EARNINGS

  The Company files financial statements with state insurance regulatory authorities which are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from GAAP in several respects, causing differences in reported net income and shareholder's interest.

  During 1994, the American Institute of Certified Public Accountants issued Statement of Position 94-5, Disclosures of Certain Matters in the Financial Statements of Insurance Enterprises. This Statement requires certain disclosures concerning prescribed and permitted statutory accounting methods. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no significant permitted accounting practices as defined by this Statement, which vary from prescribed accounting practices or GAAP.

  The principal differences between GAAP and statutory accounting practices are shown in the following reconciliation of net income:

                                                          1993
                                                 -----------------------
                                                  APRIL 1--  JANUARY 1--
                                          1994   DECEMBER 31  MARCH 31   1992
                                         ------  ----------- ----------- -----
   Net income-GAAP...................... $ 47.5    $ 24.8       $ 9.3    $33.6
   Investment income....................   96.8     120.0         6.4      5.4
   Net realized investment losses.......  (16.7)    (24.2)        --     (17.4)
   Amortization of interest maintenance
    reserve, net of transferred gains
    and losses..........................   15.5      12.2          .4      1.8
   Adjustment to liability for future
    annuity and contract benefits....... (106.8)   (157.4)        2.2     20.2
   Deferred acquisition costs, less
    amortization........................  (63.1)    (27.2)       (8.9)   (34.1)
   Amortization of intangibles..........   58.0      19.8         --       --
   Statutory guaranty association
    assessments.........................   (7.3)      (.4)        3.5     19.8
   Provision for income taxes...........   44.7      12.2         5.0     20.0
   Statutory income tax benefit
    (expense)...........................    5.7      10.7        (4.0)   (22.2)
   Minority interest....................   15.5       5.7         --       --
   Statutory loss (pre-acquisition).....    --      (12.7)        --       --
   Other................................   (7.2)     (5.9)        --       (.1)
                                         ------    ------       -----    -----
       Statutory net income (loss)...... $ 82.6    $(22.4)      $13.9    $27.0
                                         ======    ======       =====    =====
   Statutory net income (loss) by
    company:
     GNA................................ $ 36.9    $ 44.4       $12.6    $22.4
     GE Capital Assurance...............   30.0     (95.0)        --       --
     First GNA..........................   15.7      28.2         1.3      4.5
     GNA Life...........................    --        --          --        .1
                                         ------    ------       -----    -----
       Totals........................... $ 82.6    $(22.4)      $13.9    $27.0
                                         ======    ======       =====    =====

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The principal differences between GAAP shareholder's interest and statutory basis capital and surplus at December 31 are as follows:

                                                                1994     1993
                                                               -------  -------
   Shareholder's interest--GAAP............................... $ 265.4  $ 737.7
   Investment valuation.......................................   791.7   (415.3)
   Investment in subsidiaries.................................   185.7    150.9
   Deferred acquisition costs.................................   (92.1)   (27.1)
   Intangible assets..........................................  (562.7)  (468.1)
   Deferred income tax benefit................................  (404.7)  (166.8)
   Nonadmitted assets.........................................   (43.3)   (16.3)
   Future annuity and contract benefits valuation.............   544.7    770.3
   Interest maintenance reserve...............................  (126.6)  (143.2)
   Asset valuation reserve....................................  (108.3)   (96.5)
   Guaranty association assessments...........................    63.0     72.0
   Minority interest..........................................   279.6    342.4
   Other, net.................................................    (1.5)     7.8
                                                               -------  -------
   Statutory capital and surplus.............................. $ 790.9  $ 747.8
                                                               =======  =======
   Statutory capital and surplus by company:
     GNA...................................................... $ 298.7  $ 288.3
     GE Capital Assurance.....................................   343.2    311.0
     First GNA................................................   149.0    148.5
                                                               -------  -------
       Totals................................................. $ 790.9  $ 747.8
                                                               =======  =======

  Prior to its acquisition, GE Capital Assurance had entered into reinsurance agreements with various companies (including Employers Reassurance Corporation, an affiliate of GE Capital), to cede single premium deferred annuities on a modified-coinsurance basis. The net effect of these transactions are to increase statutory surplus by $31.5 and $77.1 at December 31, 1994 and 1993, respectively.

  These reinsurance agreements do not relieve the Company from its primary obligation to the policyholders, and have been recorded as deposits in the accompanying consolidated financial statements.

  Insurance companies are restricted by certain states as to the amount of dividends they may pay within a given calendar year to their parent without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of common stock) at the close of the previous year, subject to a maximum limit equal to statutory earned surplus. At December 31, 1994, approximately $37.4 was available for dividend payments in 1995. Similar restrictions apply to First GNA and GE Capital Assurance. At December 31, 1994, First GNA had $14.7 and GE Capital Assurance had $0 available for dividend payments in 1995.

(7) FAIR VALUE OF FINANCIAL INSTRUMENTS

  On December 31, 1994, the Company adopted SFAS No. 119, Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments. This statement requires disclosures about amounts, nature and terms of derivative financial instruments and modifies existing disclosure requirements for other financial instruments.

  The Company has no derivative financial instruments as defined by SFAS No. 119, other than mortgage loan commitments of $126.7 and $140.6 at December 31, 1993 and 1992, respectively. The fair value of mortgage loan commitments approximates the nominal amounts due to the short term nature of these commitments.

          GREAT NORTHERN INSURED ANNUITY CORPORATION AND SUBSIDIARIES

  The fair values of financial instruments presented in the applicable notes to the Company's consolidated financial statements are estimates of the fair values at a specific point in time using available market information and appropriate valuation methodologies. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

  The fair value of fixed maturities equals quoted market price, if available. If a quoted market price is not available, fair values are estimated based on management's judgment using market prices for similar instruments.

  The fair value of mortgage loans is estimated by discounting the estimated future cash flows using current loan origination rates adjusted for credit risks.

  The fair value of policy loans approximates the carrying values because the interest rates used in discounted cash flow analysis (current rates offered on policy loans) are substantially equal to the policy loan interest rates offered in the past.

  For short-term investments, the carrying amount is a reasonable estimate of fair value.

  The estimated fair value of investment contracts is the amount payable on demand (cash surrender value) for deferred annuities and the net present value, based on interest rates currently offered on similar contracts, for non-life contingent immediate annuities. Fair value disclosures are not required for insurance contracts.

  At December 31, the carrying amounts and fair values of the Company's financial instruments were as follows:

                                                1994                1993
                                         ------------------- -------------------
                                         CARRYING    FAIR    CARRYING    FAIR
   FINANCIAL INSTRUMENTS                  AMOUNT     VALUE    AMOUNT     VALUE
   ---------------------                 --------- --------- --------- ---------
   Fixed maturities..................... $10,281.3 $10,281.3 $10,930.3 $10,930.3
   Mortgage loans.......................   1,352.1   1,312.7   1,054.9   1,104.8
   Policy loans.........................      88.6      88.6      97.8      97.8
   Short-term investments...............      58.7      58.7     152.4     152.4
                                         --------- --------- --------- ---------
     Total assets....................... $11,780.7 $11,741.3 $12,235.4 $12,285.3
                                         --------- --------- --------- ---------
   Investment contracts................. $ 9,769.1 $ 9,466.1 $ 9,522.1 $ 9,287.5
                                         ========= ========= ========= =========

                                                                    SCHEDULE III

                   GREAT NORTHERN INSURED ANNUITY CORPORATION

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                                (PARENT COMPANY)

                                 BALANCE SHEETS

                           DECEMBER 31, 1994 AND 1993
                          (DOLLAR AMOUNTS IN MILLIONS)

                           ASSETS                              1994      1993
                           ------                            --------  --------
Investments:
  Fixed maturities.......................................... $4,556.1  $4,398.4
  Mortgage loans............................................  1,257.4   1,054.0
  Real estate owned.........................................      6.3       7.5
  Policy loans..............................................      3.3       3.1
  Short-term investments....................................     41.6      52.0
  Investment in subsidiaries................................    (87.6)    295.9
                                                             --------  --------
    Total investments.......................................  5,777.1   5,810.9
Cash........................................................     13.3      12.6
Accrued investment income...................................     83.4      77.4
Deferred acquisition costs..................................     75.6      23.0
Intangible assets...........................................    352.5     264.5
Income tax receivable.......................................      --        7.1
Deferred income tax benefit.................................     81.6      44.4
Other assets................................................     19.3      18.2
                                                             --------  --------
    Total assets............................................ $6,402.8  $6,258.1
                                                             ========  ========
           LIABILITIES AND SHAREHOLDER'S INTEREST
           --------------------------------------
Liabilities:
  Future annuity and contract benefits...................... $5,857.5  $5,377.3
  Other policyholder liabilities............................    181.3      74.6
  Accounts payable and accrued expenses.....................     76.1      68.5
  Income tax payable........................................     22.5       --
                                                             --------  --------
    Total liabilities.......................................  6,137.4   5,520.4
                                                             --------  --------
Shareholder's interest:
  Common stock..............................................      2.5       2.5
  Additional paid-in capital................................    719.4     726.7
  Net unrealized investment loss............................   (528.8)    (16.3)
  Retained earnings.........................................     72.3      24.8
                                                             --------  --------
    Total shareholder's interest............................    265.4     737.7
                                                             --------  --------
    Total liabilities and shareholder's interest............ $6,402.8  $6,258.1
                                                             ========  ========

                   GREAT NORTHERN INSURED ANNUITY CORPORATION

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                                (PARENT COMPANY)

                              STATEMENTS OF INCOME

                  YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                        1993
                                              -------------------------
                                               APRIL 1--   JANUARY 1 --
                                       1994   DECEMBER 31    MARCH 31    1992
                                      ------  ------------ ------------ ------
                                                 (POST-
                                              ACQUISITION)
Revenues:
  Net investment income.............. $388.9     $254.7       $92.2     $362.8
  Net realized investment gains......    6.2         .2         --        28.1
  Premiums...........................  104.4        9.2         2.1        7.0
  Surrender fee and other income.....    6.8        8.2         2.7       12.3
  Equity in earnings of subsidiaries.    6.3        9.9         1.4        5.1
                                      ------     ------       -----     ------
    Total revenues...................  512.6      282.2        98.4      415.3
                                      ------     ------       -----     ------
Benefits and expenses:
  Interest credited..................  265.8      209.0        72.5      306.3
  Increase in policy reserves........  104.0        8.0         1.2        5.5
  Annuity and surrender benefits.....    8.1        3.7         1.0        3.7
  Commissions........................   42.0       16.4         6.3       27.0
  General expenses...................   25.3       23.9        11.2       53.9
  Amortization of intangibles, net...   44.4       14.1         --         --
  Increase in deferred acquisition
   costs, net........................  (51.2)     (23.2)       (7.2)     (28.4)
                                      ------     ------       -----     ------
    Total benefits and expenses......  438.4      251.9        85.0      368.0
                                      ------     ------       -----     ------
    Income before income taxes.......   74.2       30.3        13.4       47.3
Provision for income taxes...........   26.7        5.5         4.1       13.7
                                      ------     ------       -----     ------
    Net income....................... $ 47.5     $ 24.8       $ 9.3     $ 33.6
                                      ======     ======       =====     ======

                   GREAT NORTHERN INSURED ANNUITY CORPORATION
                                AND SUBSIDIARIES

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                                (PARENT COMPANY)

                            STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                      1993
                                            ------------------------
                                             APRIL 1--   JANUARY 1--
                                   1994     DECEMBER 31   MARCH 31     1992
                                 ---------  ------------ ----------- ---------
                                               (POST-
                                            ACQUISITION)
Cash flows from operating
 activities:
 Net income....................  $    47.5   $    24.8     $   9.3   $    33.6
                                 ---------   ---------     -------   ---------
 Adjustments to reconcile net
  income to net cash provided
  by operating activities:
   Equity in earnings of
    subsidiaries...............       (6.3)       (9.9)       (1.4)       (5.1)
   Increase in future policy
    benefits...................      369.8       218.9        73.8       311.8
   Net realized investment
    gains......................       (6.2)        (.2)        --        (28.1)
   Amortization of investment
    premiums and discounts.....       60.6        64.2        19.9        61.8
   Amortization of intangibles.       44.4        13.7          .4         1.5
   Gain on sale of GNA Life....        --          --          --          (.7)
   Change in certain assets and
    liabilities:
     Decrease (increase) in:
      Accrued investment
       income..................       (6.1)        (.8)       (4.5)       (6.5)
      Deferred acquisition
       costs...................      (51.2)      (23.2)       (7.2)      (28.4)
      Deferred income tax
       benefit.................       (6.7)       16.4         1.0        (2.6)
      Income tax receivable....        7.1         2.5         2.9        (6.2)
      Other assets.............       (2.0)       (4.1)         .2        (4.4)
     Increase (decrease) in:
      Other policyholder
       liabilities.............      106.7        (3.4)       16.2         3.7
      Accounts payable and
       accrued expenses........        8.1        10.7        (5.5)        9.8
      Income tax payable.......       22.5         --          --          --
                                 ---------   ---------     -------   ---------
      Total adjustments........      540.7       284.8        95.8       306.6
                                 ---------   ---------     -------   ---------
      Net cash provided by
       operating activities....      588.2       309.6       105.1       340.2
                                 ---------   ---------     -------   ---------
Cash flows from investing
 activities:
 Proceeds from investments in
  fixed maturities and real
  estate ......................    1,054.3       866.7       251.9     3,439.8
 Principal collected on
  mortgage loans...............       91.1       115.1         7.1        44.4
 Purchases of fixed maturities.   (1,564.1)   (1,266.8      (655.1)   (3,927.3)
 Mortgage loan originations....     (302.8)     (103.2)      (37.0)     (114.3)
                                 ---------   ---------     -------   ---------
      Net cash used in
       investing activities....     (721.5)     (388.2)     (433.1)     (557.4)
                                 ---------   ---------     -------   ---------
Cash flows from financing
 activities:
 Proceeds from issue of
  investment contracts.........      789.1       394.5       152.8       690.6
 Redemption and benefit
  payments on investment
  contracts ...................     (672.5)     (346.7)     (109.7)     (348.0)
 Capital contribution to
  subsidiaries.................        --          (.5)        --         (2.1)
 Proceeds from sale of GNA
  Life.........................        --          --          --          6.6
 Dividend received (paid)......        7.0         --          --        (12.0)
                                 ---------   ---------     -------   ---------
      Net cash provided by
       financing activities....      123.6        47.3        43.1       335.1
                                 ---------   ---------     -------   ---------
      Net increase (decrease)
       in cash and cash
       equivalents.............       (9.7)      (31.3)     (284.9)      117.9
Cash and cash equivalents at
 beginning of period...........       64.6        95.9       380.8       262.9
                                 ---------   ---------     -------   ---------
Cash and cash equivalents at
 end of period.................  $    54.9   $    64.6     $  95.9   $   380.8
                                 =========   =========     =======   =========

             UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   CONSOLIDATED FINANCIAL STATEMENTS FOR THE
              PERIOD JANUARY 1, 1993 THROUGH JULY 14, 1993 AND THE
                        YEAR ENDED DECEMBER 31, 1992 AND
                          INDEPENDENT AUDITORS' REPORT

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder
United Pacific Life Insurance Company
Philadelphia, Pennsylvania

  We have audited the accompanying consolidated balance sheets of United Pacific Life Insurance Company (the "Company") (a subsidiary of Reliance Insurance Company) and subsidiaries as of July 14, 1993 and December 31, 1992, and the related consolidated statements of income, changes in common shareholder's equity and cash flows for the period January 1, 1993 through July 14, 1993 and the years ended December 31, 1992 and 1991. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of United Pacific Life Insurance Company and subsidiaries as of July 14, 1993 and December 31, 1992 and the results of their operations and their cash flows for the period January 1, 1993 through July 14, 1993 and the years ended December 31, 1992 and 1991 in conformity with generally accepted accounting principles.

  As discussed in Note 1, in 1993, the Company changed its method of accounting for income taxes to conform with Statement of Financial Accounting Standards No. 109.

                                          Deloitte Touche

October 29, 1993

             UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                      (IN MILLIONS, EXCEPT SHARE AMOUNTS)

                                                          JULY 14, DECEMBER 31,
                                                            1993       1992
                                                          -------- ------------
                         ASSETS
                         ------
Investments:
  Fixed maturities investment portfolio--at amortized
   cost (quoted market $3,431.6--1993 and $3,542.1--
   1992)................................................. $3,152.8   $3,362.2
  Fixed maturities available for sale--at market value
   (amortized cost $1,743.6--1993 and $1,630.3--1992)....  1,889.8    1,676.7
  Equity securities--at quoted market (cost $7.6)........                11.6
  Real Estate............................................               199.7
  Policy Loans...........................................     96.8       97.9
  Short-Term Investments.................................    335.7      559.8
                                                          --------   --------
    Total investments....................................  5,475.1    5,907.9
Cash.....................................................    428.8       14.0
Investment Income Due and Accrued........................    119.3      117.3
Deferred Policy Acquisition Costs........................    242.4      261.9
Other Assets.............................................     15.2       37.6
                                                          --------   --------
                                                          $6,280.8   $6,338.7
                                                          ========   ========
       LIABILITIES AND COMMON SHAREHOLDER'S EQUITY
       -------------------------------------------
Future Policy Benefits................................... $5,430.7   $5,604.6
Policy Claims Pending....................................      7.2       11.6
Policyholders' Funds.....................................     28.8       17.4
Federal Income Taxes, Principally Deferred...............     71.0       46.6
Dividend payable.........................................     25.3
Other Liabilities........................................     14.3       16.1
                                                          --------   --------
                                                           5,577.3    5,696.3
                                                          --------   --------
Contingencies
Common Shareholder's Equity:
  Common stock, $200,000 par value per share, 5,000
   shares authorized, 15 shares issued and outstanding...      3.0        3.0
  Additional paid-in capital.............................    394.2      386.0
  Retained earnings......................................    209.8      220.1
  Net unrealized gain on investments in equity
   securities............................................                 2.7
  Net unrealized gain on investments in fixed maturities
   available for sale....................................     96.5       30.6
                                                          --------   --------
                                                             703.5      642.4
                                                          --------   --------
                                                          $6,280.8   $6,338.7
                                                          ========   ========

                See notes to consolidated financial statements.

             UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                      (IN MILLIONS, EXCEPT SHARE AMOUNTS)

                                                   JANUARY 1, 1993  YEAR ENDED
                                                       THROUGH     DECEMBER 31,
                                                    JULY 14, 1993      1992
                                                   --------------- ------------
REVENUES:
  Premiums earned.................................     $ 21.8         $ 71.8
  Investment product policy charges...............        2.4            5.5
  Net investment income...........................      267.7          527.9
  Other income....................................        0.2            2.7
  Net realized gain (loss) on investments.........       38.7          104.5
                                                       ------         ------
                                                        330.8          712.4
                                                       ------         ------
BENEFITS AND EXPENSES:
  Policyholders' benefits.........................      134.2          160.6
  Increase in future policy benefits..............       98.5          348.0
  Commissions, taxes and administrative expenses..        9.7           24.2
  Amortization of deferred policy acquisition
   costs..........................................       25.6           29.7
                                                       ------         ------
                                                        268.0          562.5
                                                       ------         ------
INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT
 OF CHANGE IN ACCOUNTING PRINCIPLE................       62.8          149.9
INCOME TAX PROVISION..............................      (31.6)         (50.8)
                                                       ------         ------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
 ACCOUNTING PRINCIPLE.............................       31.2           99.1
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
 PRINCIPLE........................................        6.3
                                                       ------         ------
NET INCOME........................................     $ 37.5         $ 99.1
                                                       ======         ======

             UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

       CONSOLIDATED STATEMENTS OF CHANGES IN COMMON SHAREHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                                       NET
                                                                   UNREALIZED
                                                                     GAIN ON
                                                    NET UNREALIZED INVESTMENTS
                                                    GAIN (LOSS) ON  IN FIXED
                                ADDITIONAL          INVESTMENTS IN MATURITIES     COMMON
                         COMMON  PAID-IN   RETAINED     EQUITY      AVAILABLE  SHAREHOLDER'S
                         STOCK   CAPITAL   EARNINGS   SECURITIES    FOR SALE      EQUITY
                         ------ ---------- -------- -------------- ----------- -------------
BALANCE, DECEMBER 31,
 1991...................  $3.0    $374.2    $159.0       $0.2                     $536.4
  Capital contribution..            11.8                                            11.8
  Net income............                      99.1                                  99.1
  Change in unrealized
   gain after deferred
   income taxes.........                                  2.5         $30.6         33.1
  Dividend..............                     (38.0)                                (38.0)
                          ----    ------    ------       ----         -----       ------
BALANCE, DECEMBER 31,
 1992...................   3.0     386.0     220.1        2.7          30.6        642.4
  Net income............                      37.5                                  37.5
  Capital contribution..             8.2                                             8.2
  Change in unrealized
   gain after deferred
   income taxes.........                                 (2.7)         65.9         63.2
  Dividend..............                     (47.8)                                (47.8)
                          ----    ------    ------       ----         -----       ------
BALANCE, JULY 14, 1993..  $3.0    $394.2    $209.8       $  0         $96.5       $703.5
                          ====    ======    ======       ====         =====       ======


                See notes to consolidated financial statements.

             UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (IN MILLIONS, EXCEPT SHARE AMOUNTS)

                                                                YEAR ENDED
                                               JANUARY 1, 1993 DECEMBER 31,
                                                   THROUGH         1992
                                                JULY 14, 1993  ------------
                                              ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income..................................    $   37.5       $   99.1
  Changes in noncash items:
    Amortization and depreciation.............         2.5            5.1
    Accretion of discount on fixed maturity
     investments..............................       (17.6)         (37.3)
    Deferred policy acquisition costs.........        19.4           14.6
    Future policy benefits and policy claims
     pending..................................        94.2          348.7
  Policyholders' funds........................        11.4          (47.8)
  Other--net..................................        18.2          (30.3)
                                                  --------       --------
                                                     165.6          352.1
                                                  --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales and redemptions of fixed maturity
   investments................................     1,656.3        2,776.9
  Sales of equity securities..................         7.6            2.7
  Purchases of fixed maturities...............    (1,543.3)      (2,686.7)
  Purchases of equity securities..............                       (4.6)
  Purchases (sales) of short-term
   investments--net...........................       225.0           60.2
  Purchases of fixed assets--net..............        (0.1)          (0.2)
  (Purchases) sales of real estate--net.......       197.7           (4.5)
  Other--net..................................         1.0            0.6
                                                  --------       --------
                                                     544.2          144.4
                                                  --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Investment contract deposits................        37.6           92.4
  Investment contract withdrawals.............      (310.0)        (555.9)
  Capital contribution........................                       11.8
  Dividends paid..............................       (22.6)         (38.0)
                                                  --------       --------
                                                    (295.0)        (489.7)
                                                  --------       --------
INCREASE (DECREASE) IN CASH...................       414.8            6.8
CASH, BEGINNING OF YEAR.......................        14.0            7.2
                                                  --------       --------
CASH, END OF YEAR.............................    $  428.8       $   14.0
                                                  ========       ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:
  Cash paid for interest (net of amount
   capitalized, $.5--1992)....................    $      0       $      0
                                                  ========       ========
Cash paid for federal income taxes............    $   24.6       $   39.9
                                                  ========       ========

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING ACTIVITIES:

  In 1993, the Company received tax benefits from its parents of $8.2 (see Note
4).

  In 1992, the Company received 222,726 shares of common stock and $11.8 million par value Kendall International Company 10.0% bonds maturing in year 2000 and $3.7 million in cash in exchange for its investment in Kendall International Company 14% bonds maturing in 1998 under Kendall International Company's reorganization plan.


                See notes to consolidated financial statements.

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Consolidation and Presentation--United Pacific Life Insurance Company ("UPL") is a wholly owned subsidiary of Reliance Insurance Company ("Reliance") whose ultimate parent company is Reliance Group Holdings, Inc. ("Reliance Group"). In 1992, direct ownership of the United Pacific Life Insurance Company's stock was transferred from United Pacific Insurance Company to Reliance. On July 14, 1993, Reliance sold UPL to General Electric Capital Corporation (see Note 2).

  The consolidated financial statements of United Pacific Life Insurance Company and subsidiaries (the "Company") include the accounts of United Pacific Life Insurance Company and its wholly owned subsidiaries: United Pacific Financial Services, Inc., Reliance Life Insurance Company (formerly MML Life Insurance Company), American First Security Life Insurance Company, Legend Insurance Agency, Inc., RDG, Inc., United Pacific Structured Settlement Company, and United Pacific Reliance Life Insurance Company of New York. All material intercompany balances and transactions have been eliminated in consolidation.

  The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles, which differ in certain respects from statutory accounting principles followed in reports filed with insurance regulatory authorities. Prior years' consolidated financial statements have been reclassified to conform with the current year's presentation. The financial statements are presented on an historical basis and do not contemplate any purchase accounting adjustments to the assets and liabilities of the Company which may arise from the sale of the Company as described in Note 2.

  Investments--Fixed maturity investments for which the Company has both the intent and ability to hold to maturity include bonds and redeemable preferred stocks which are carried at amortized cost. Effective June 30, 1992, the Company designated a portion of its fixed maturity portfolio as "available for sale." Securities so classified, which represent securities that will be held for an indefinite period of time, are carried at quoted market value, with the net unrealized gain or loss included in common shareholder's equity. Investments in equity securities include common and nonredeemable preferred stocks and are carried at quoted market, with the net unrealized gain or loss included in common shareholder's equity. Investment real estate is carried at depreciated cost. Real estate costs include real estate taxes, interest and other carrying costs incurred prior to the substantial completion of a real estate development project. Investments whose decline in market value is deemed to be other than temporary are written down to net realizable value, and accrual of investment income is discontinued. Write-downs and realized gains and losses, determined on a specific identification basis, are included in income.

  Income Taxes--The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 109, effective January 1, 1993. Previously, deferred income taxes were provided in accordance with Accounting Principles Board Opinion No. 11. Under SFAS No. 109, deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. In 1993, the cumulative effect on prior years related to this change in accounting principle resulted in an increase in net income of $6.3 million.

  Recognition of Insurance Policy Income, Related Benefits and Expenses-- Premiums from sales of traditional life insurance products, primarily life contingent structured settlement, immediate annuity and pension annuity products, are recognized as revenue when policies are issued. Premiums received are recorded as policyholders' funds until policies are issued. The future policy benefit liability for these products is equal to the present

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES value of all such future benefits based on mortality, interest at rates ranging from 6.0% to 11.2% and other assumptions which were appropriate at the time the policies were issued. Deferred policy acquisition costs for these products, principally commissions, are being amortized over the estimated lives of the policies.

  Payments received from sales of investment products, principally single premium deferred annuities and non-life contingent immediate annuities, are recognized by providing a liability equal to the current value of the policyholders' contracts. Interest credit rates range from 4.0% to 11.0%. Deferred policy acquisition costs related to these products are amortized in relation to the present value of the expected gross profits, based on estimated investment yields, mortality and surrender charges, over the lives of the policies. The effects of revisions to expected gross profits (based on actual experience) on total amortization recorded to date are reflected in earnings in the period estimated gross profits are revised.

  Fair Values of Financial Instruments--The following methodology was used by the Company in estimating the fair value disclosures for financial instruments:

  . Marketable Securities--Fair values for fixed maturity securities
    (including redeemable preferred stocks) are based on quoted market prices, dealer quotes and prices obtained from independent pricing services. Equity securities are carried at fair value on the balance sheet based on quoted market prices.

  . Cash and Short-Term Investments--The carrying amounts reported on the balance sheet for cash and short-term investments approximate their fair value.

  . Policy Loans--The carrying amounts of policy loans approximate their fair value. Discounted cash flow analyses approximate the policy loan carrying value because the interest rates used in the calculations (current rates offered on policy loans) are substantially equal to the policy loan interest rates offered in the past.

  . Investment Contracts--Investment contracts, as defined by SFAS No. 97, are those contracts "that do not subject the Company to significant mortality or morbidity risk." Investment contracts include single premium deferred annuities, immediate annuities and supplementary contracts not having significant mortality risk. Cash surrender value is used in determining the fair value of single premium deferred annuities. Fair values for the fixed liability investment contracts (immediate annuities and supplementary contracts) are estimated using discounted cash flow analyses, based on interest rates currently offered on similar fixed liability annuity contracts.

  The carrying amounts and fair values of the Company's investment-type insurance contracts at July 14, 1993 are as follows (in millions):

                                                               CARRYING   FAIR
                                                                AMOUNT   VALUE
                                                               -------- --------
      Single premium deferred annuities....................... $2,677.8 $2,615.9
      Single premium immediate annuities......................    401.2    511.9
      Supplementary contracts.................................     66.0     70.5
                                                               -------- --------
                                                               $3,145.0 $3,198.3
                                                               ======== ========

  Fair value disclosures are not required for insurance contracts that are not investment-type contracts; however, the Company takes these liabilities into consideration in its asset/liability management process. The Company's ongoing asset/liability management process reduces its exposure to interest rate volatility.

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

2. SALE OF THE COMPANY

  On July 14, 1993, Reliance sold all of the outstanding common stock of the Company to General Electric Capital Corporation (the "transaction"). Under the terms of the transaction, the following assets were sold by the Company in 1993 to Reliance (in thousands):

             Real estate...................... $180.3
             Fixed maturities.................  258.5
             Equity securities................    5.9
                                               ------
             Book value of assets.............  444.7
             Consideration received...........  416.5
                                               ------
             Realized loss.................... $(28.2)
                                               ======

  Also under the terms of the transaction, the Company made a dividend to Reliance. This dividend transferred the Company's investment in its wholly owned subsidiaries, United Pacific Financial Services, Inc. and RDG, Inc. An additional dividend, as required under the terms of the transaction, was made immediately after the transaction. This dividend transferred the Company's investment in its wholly owned subsidiary, Reliance Life Insurance Company (formerly MML Life Insurance Company) to Reliance. All of the above subsidiaries were transferred to Reliance at their book values.

3. INVESTMENTS

  The amortized cost and estimated market values of fixed maturity investments at July 14, 1993 are as follows:

                                                   GROSS      GROSS
                                       AMORTIZED UNREALIZED UNREALIZED  MARKET
BONDS AND NOTES                          COST      GAINS      LOSSES    VALUE
---------------                        --------- ---------- ---------- --------
                                                    (IN MILLIONS)
United States Government and
 Government Agencies and Authorities.. $  624.5    $ 16.4              $  640.9
Public utilities......................  1,555.1     121.8               1,676.9
Corporate securities..................  2,677.7     284.3     $(2.0)    2,960.0
Other bonds and notes.................     24.2       1.5                  25.7
Redeemable preferred stock............     14.9       2.9                  17.8
                                       --------    ------     -----    --------
                                       $4,896.4    $426.9     $(2.0)   $5,321.3
                                       ========    ======     =====    ========

  The amortized cost and estimated market values of fixed maturity investments at December 31, 1992 are as follows:

                                                   GROSS      GROSS
                                       AMORTIZED UNREALIZED UNREALIZED  MARKET
BONDS AND NOTES                          COST      GAINS      LOSSES    VALUE
---------------                        --------- ---------- ---------- --------
                                                    (IN MILLIONS)
United States Government and
 Government Agencies and Authorities.. $  223.9    $  5.3     $ (0.2)  $  229.0
Public utilities......................  1,834.8     100.7       (4.2)   1,931.3
Corporate securities..................  2,860.2     161.7      (41.3)   2,980.6
Other bonds and notes.................     57.6       2.3                  59.9
Redeemable preferred stock............     16.0       2.0                  18.0
                                       --------    ------     ------   --------
                                       $4,992.5    $272.0     $(45.7)  $5,218.8
                                       ========    ======     ======   ========

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The amortized cost and estimated market values of fixed maturity investments at July 14, 1993, by contractual maturity, are as follows:

                                                             AMORTIZED  MARKET
                                                               COST     VALUE
                                                             --------- --------
                                                               (IN MILLIONS)
      Due after one year through five years................. $  176.3  $  192.4
      Due after five years through ten years................  2,051.9   2,202.1
      Due after ten years through fifteen years.............  1,143.8   1,257.3
      Due after fifteen years through twenty years..........    509.2     572.3
      Due after twenty years................................  1,015.2   1,097.2
                                                             --------  --------
                                                             $4,896.4  $5,321.3
                                                             ========  ========

  Net investment income for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 consisted of:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Investment income:
        Fixed maturities..................................  $257.4     $502.3
        Short-term investments............................     4.0       16.6
        Real estate.......................................     4.5        7.9
        Other.............................................     3.5        8.1
                                                            ------     ------
                                                             269.4      534.9
      Investment expenses.................................    (1.7)      (7.0)
                                                            ------     ------
                                                            $267.7     $527.9
                                                            ======     ======

  Proceeds from sales of fixed maturity investments and gross realized gains (losses) on such sales for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 are as follows:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Proceeds from sales.................................  $718.4    $1,496.2
                                                            ------    --------
      Gross realized gains................................    91.1       125.0
      Gross realized losses...............................   (47.7)      (18.2)
                                                            ------    --------
      Net realized gains..................................  $ 43.4    $  106.8
                                                            ======    ========

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net realized and unrealized gain (loss) on investments for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 consisted of:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Net realized gain (loss) on investments:
        Fixed maturities.................................   $ 43.4     $106.8
        Equity securities................................      3.1       (0.4)
        Other............................................     (7.8)      (1.9)
                                                            ------     ------
                                                            $ 38.7     $104.5
                                                            ======     ======
      Net unrealized appreciation (depreciation) in
       equity securities.................................              $  3.8
      Deferred income tax provision......................                (1.3)
                                                                       ------
                                                                       $  2.5
                                                                       ======
      Net unrealized appreciation on investments in fixed
       maturities available for sale.....................   $146.2     $ 46.3
      Deferred income tax provision......................    (49.7)     (15.7)
                                                            ------     ------
                                                            $ 96.5     $ 30.6
                                                            ======     ======

  The Company maintains a diversified and balanced fixed maturity portfolio representing a broad spectrum of industries and types of securities. Further diversification is provided by limiting the amount invested in any one issue and issuer, and at July 14, 1993, no one investment (excluding government-backed securities) exceeded 1.7% of the portfolio.

  Approximately 26% and 15% of the Company's fixed maturity and short-term investment portfolio at July 14, 1993 is comprised of securities issued by the utility and petroleum industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region. No other industry group comprises more than 10% of the Company's fixed maturity and short-term investment portfolio.

4. PROVISION FOR INCOME TAXES

  Under the Life Insurance Company Income Tax Act of 1959, a portion of income from operations was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as a policyholders' surplus account. There is no present intention to distribute the earnings of the Company, no foreseeable need to reduce the policyholders' surplus account, nor is there any present intention to perform any action which will cause amounts included in the policyholders' surplus account to become includable in the Company's taxable income. Accordingly, no provision for income tax has been made on the amounts accumulated in the policyholders' surplus account. Under the Deficit Reduction Act of 1984, the policyholders' surplus account balance as of December 31, 1983 may no longer be increased. Thus, the balance in the policyholders' surplus account is frozen in the amount of $7.5 million.

  The Company files a consolidated federal income tax return with Reliance Group. For tax years prior to 1993, the Company is subject to the terms of a tax sharing agreement (the "Agreement") whereby taxes are

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES payable to, or refundable from, Reliance Group. Effective January 1, 1993, the Agreement was amended whereby taxes are payable to, or refundable from, Reliance Group on net capital gains and losses only.

  Additionally, the provision for income taxes is computed as if the Company files a separate consolidated tax return with its subsidiaries with the exception of the treatment of capital losses, which cannot be used on a separate company basis, for which Reliance Group provides a benefit.

  Effective January 1, 1993, the Company adopted SFAS No. 109, "Accounting for Income Taxes," which required a change from the deferred method to the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Under SFAS No. 109, the effect on deferred taxes of a change in the tax rates is recognized in income in the period that included the enactment date. Under the deferred method, deferred taxes were recognized using the tax rate applicable to the year of calculation and were not adjusted for subsequent changes in tax rates.

  Provision (benefit) for income taxes for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 consists of:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Current.............................................  $33.2      $38.5
      Deferred............................................   (1.6)      12.3
                                                            -----      -----
                                                            $31.6      $50.8
                                                            =====      =====

  Deferred income tax expense (benefit) for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 arose from the following:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Change in policy reserves...........................  $ 9.3      $18.3
      Deferred policy acquisition costs...................   (6.1)      (4.8)
      Return of capital dividend..........................               0.4
      Realized capital losses.............................   (5.6)      (3.9)
      Tax amortization of original issue discount.........               0.8
      Accrual of market discount..........................    0.4        0.9
      Investment income adjustment........................               0.4
      Other...............................................    0.4        0.2
                                                            -----      -----
                                                            $(1.6)     $12.3
                                                            =====      =====

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The reconciliation of taxes computed at the statutory rate of 34% to the income tax provision (benefit) for the period January 1, 1993 through July 14, 1993 and for the year ended December 31, 1992 is as follows:

                                                           JULY 14, DECEMBER 31,
                                                             1993       1992
                                                           -------- ------------
                                                               (IN MILLIONS)
      Tax provision (benefit) at statutory rate...........  $21.4      $51.0
      Nondeductible capital losses........................   10.2
      Other...............................................              (0.2)
                                                            -----      -----
      Income tax provision (benefit)......................  $31.6      $50.8
                                                            =====      =====

  At July 14, 1993, the Company had deferred tax assets of $63.8 million and deferred tax liabilities of $135.5 million, which net to deferred tax liabilities of $71.7 million. The deferred tax assets primarily relates to future policy benefits while deferred tax liabilities primarily relate to deferred acquisition costs and net unrealized gains on investments in fixed maturities available for sale. There was no valuation allowance recorded against deferred tax assets at July 14, 1993.

5. COMMON SHAREHOLDER'S EQUITY

  Under the applicable laws and regulations of the State of Delaware, the Company is required to maintain minimum statutory capital and surplus in the aggregate amount of $.5 million. The Company had statutory policyholders' capital and surplus of $345.9 million and $376.7 million at July 14, 1993 and December 31, 1992, respectively. Statutory net income (loss) was $(31.4) million for the period January 1, 1993 through July 14, 1993 and $26.2 million and for the year ended December 31, 1992.

  Dividend payments by the Company are limited by statutory restrictions to the higher of 10% of surplus or 100% of the prior year's net gain, not to exceed unassigned surplus, subject to the broad discretionary powers of insurance regulatory authorities to further limit dividend payments of insurance companies. During 1993, $47.8 million in dividends were made (see
Note 2). During 1992, a $38 million dividend payment was made.

6. PENSION EXPENSE

  Retirement benefits, covering substantially all employees, are provided under a noncontributory trusteed pension plan of Reliance Insurance Company, a wholly owned subsidiary of Reliance Group. Pension expenses allocated to the Company were $.1 million for the period January 1, 1993 through July 14, 1993 and $.2 million for the year ended December 31, 1992. Projected benefit obligation and plan asset information are not available separately for the Company.

7. RELATED PARTY TRANSACTIONS

  The Company shares certain common services and facilities with Reliance. The cost of these services is allocated to the Company and amounted to $3.0 million for the period January 1, 1993 through July 14, 1993 and $7.5 million for the year ended December 31, 1992.

            UNITED PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONCLUDED)

8. CONTINGENCIES

  The Company is subject to assessment from the guaranty fund associations established by the various states in which the Company does business. Assessments are made by the associations to cover the insurance obligations of insolvent or rehabilitated insurance companies. In most states, guaranty fund assessments can be recovered through a reduction in future premium and other state taxes payable.

  Based on preliminary estimates provided by the National Organization of Life and Health Insurance Guaranty Associations ("NOLHGA") of the costs of several major insolvencies, the Company has estimated a current liability for these guaranty fund assessments. In addition to the normal accruals made for assessments in 1992, based on the data provided to the life insurance industry by NOLHGA, the Company accrued an additional $1.9 million, representing the future guaranty fund assessments from those states which do not permit tax offsets. There were no additional accruals made by the Company during 1993 related to future guaranty fund assessments.

  In the event that the Company is not able to offset guaranty fund assessments against its future premium tax liabilities, the assessments could have an adverse impact on the Company's profitability in any particular accounting period.

  In the ordinary course of business, the Company is involved in certain litigation, some of which involves or may involve substantial claims. In the opinion of management, the ultimate liability, if any, will not have a material adverse effect on the financial condition of the Company.

                                   * * * * *

                                                                       S10042
                                                                       11/95